NICHOLAS-APPLEGATE MUTUAL FUNDS
600 West Broadway
San Diego, California 92101


January 19, 1998


Dear Shareholder:

    A special meeting of shareholders of Nicholas-Applegate Mutual Funds (the "Trust") will be held to determine important organizational issues affecting your portfolio. The meeting will begin at 9:00 a.m. local time on February 27, 1998, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101.

    At the meeting shareholders of the Trust will be asked to approve a reorganization in which the Trust will move from a complex "master-feeder" structure to a simpler and more economical "multi-class" structure. The reorganization is administrative in nature and, while it is very important for the efficient and cost-effective long-term administration of the Trust, it will not affect the objectives, policies or risks of your investment. You may benefit, however, from the reduced cost of administering the Trust.

    Shareholders will also be asked to elect Trustees to take office when the reorganization is concluded and to ratify the selection of Ernst & Young L.L.P. as independent public accountants of the Trust.

    The proposals have been carefully reviewed by your Board of Trustees, which recommends that you approve them. Please read the enclosed materials carefully, and sign, date and mail the enclosed proxy card(s) promptly in the enclosed return envelope. Your vote is important for the proper administration of the Trust.

    Thank you for your attention to this matter. If you have any questions on voting of proxies or the proposals to be considered at the meeting, please call us toll free at 1-800-551-8045.

                                          /s/ John D. Wylie

                                          John D. Wylie
                                          PRESIDENT

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101
                                 800/ 551-8045

                            ------------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
            (FOR ALL PORTFOLIOS EXCEPT GOVERNMENT INCOME PORTFOLIOS)

                            ------------------------

    This Combined Proxy Statement and Prospectus, which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy, is being furnished in connection with the special meeting of shareholders of Nicholas-Applegate Mutual Funds (the "Trust") to be held on February 27, 1998, and any adjournment thereof (the "Meeting"). It is being furnished to the shareholders of all portfolios of the Trust other than the Government Income portfolios (the "Portfolios"). Shareholders of the Government Income portfolios are being asked to approve their reorganization into another portfolio, and are receiving a separate Combined Proxy Statement and Prospectus in connection with the Meeting.

    The various A, B, C, Qualified and Institutional Portfolios of the Trust and the Money Market Portfolio of the Trust currently invest all of their assets in corresponding "master funds" of Nicholas-Applegate Investment Trust. At the Meeting the shareholders of these Portfolios will be asked to approve a reorganization in which the Trust will move from this "master-feeder" structure to a "multi-class" structure. As a result of the reorganization, each Portfolio will invest directly in portfolio securities rather than through the master funds, and each shareholder of an A, B, C, Qualified or Institutional Portfolio will receive Class A, B, C, Q or I shares of a corresponding multi-class series of the Trust having the same aggregate net asset value as the shares of the Portfolio held by such shareholder at the time of closing of the reorganization. The investment objectives, policies and risks of each multi-class series will be identical to the investment objectives, policies and risks of the corresponding Portfolios.

    The shareholders of the Trust also will be asked to elect Trustees of the Trust and to ratify the selection of Ernst & Young L.L.P. as independent accountants.

    The Trust is an open-end, management investment company comprised of a number of diversified portfolios. This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the Portfolios should know before voting on the proposed reorganization and related actions. It should be read and retained for future reference.

    The most recent Prospectuses and Statements of Additional Information relating to each A, B, C, Qualified and Institutional Portfolio of the Trust are on file with the Securities and Exchange Commission and are incorporated by reference herein. They are available without charge by writing or calling the Trust at its address and telephone number above. The Preliminary Prospectus relating to the corresponding Class A, B, C, Q or I shares of the Trust to be distributed to the shareholders pursuant to the reorganization accompanies this document. The Preliminary Statements of Additional Information relating to the Class A, B, C, Q and I shares of the Trust are also incorporated herein by reference and are available without charge by writing or calling the Trust at its address and telephone number above.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             DATE: JANUARY 14, 1998

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 27, 1998
            (FOR ALL PORTFOLIOS EXCEPT GOVERNMENT INCOME PORTFOLIOS)

                            ------------------------

    A Special Meeting of shareholders (the "Meeting") of Nicholas-Applegate Mutual Funds (the "Trust") will be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101 at 9:00 a.m. local time on February 27, 1998.

    For shareholders of all portfolios of the Trust other than the Government Income portfolios (the "Portfolios"), the purpose of the Meeting is:

    1. For shareholders of the Institutional Portfolios to vote upon an amendment to the Declaration of Trust of the Trust authorizing the Board of Trustees of the Trust to create classes of shares of the Institutional Portfolios, to rename the Institutional Portfolios as the "Funds" and to designate the existing Institutional Portfolio shares as "Class I" shares of the Funds.

    2. For shareholders of the Institutional Portfolios and the Money Market Portfolio to authorize the Board of Trustees to eliminate each such Portfolio's current policy of investing all of its assets in a corresponding portfolio of Nicholas-Applegate Investment Trust.

    3. For shareholders of the A, B, C, and Qualified Portfolios to vote upon the proposed reorganization of the A, B, C, and Qualified Portfolios pursuant to an Agreement and Plan of Reorganization providing for (i) the receipt by each A, B, C, and Qualified Portfolio of its pro rata portion of the assets of the corresponding series of Nicholas-Applegate Investment Trust, upon dissolution of such series; (ii) the transfer by the A, B, C and Qualified Portfolios of such assets to the corresponding Fund of the Trust in exchange for Class A, B, C and Q shares of such Fund; (iii) the receipt by each shareholder of an A, B, C or Qualified Portfolio of Class A, B, C or Q shares of the corresponding Fund in exchange for shares of such Portfolio; and (iv) the termination of the A, B, C and Qualified Portfolios.

    4. For all shareholders to elect Trustees of the Trust to hold office until their successors are elected and qualified.

    5. For all shareholders to ratify the selection of Ernst & Young L.L.P. as independent accountants for the Trust for the fiscal year ended March 31, 1998.

    Shareholders of record of the Trust at the close of business on December 19, 1997 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if such shareholder now plans to attend the Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such shareholder's proxy will not be used.

                                          E. Blake Moore, Jr.,
                                          SECRETARY
                                          Nicholas-Applegate Mutual Funds


January 14, 1998

                               TABLE OF CONTENTS


INTRODUCTION..............................................................     1

SHARES AND VOTING.........................................................     2

BACKGROUND OF THE PROPOSED REORGANIZATION.................................     3

PROPOSAL 1. AMENDMENT OF THE DECLARATION OF TRUST.........................     4

PROPOSAL 2. AMENDMENT OF INVESTMENT POLICY................................     5

PROPOSAL 3. APPROVAL OF THE PROPOSED REORGANIZATION.......................     5

PROPOSAL 4. ELECTION OF TRUSTEES..........................................    12

PROPOSAL 5. SELECTION OF INDEPENDENT ACCOUNTANTS..........................    19

OTHER MATTERS.............................................................    19

NEXT MEETING OF SHAREHOLDERS..............................................    19

APPENDIX A--SHARES AND 5% SHAREHOLDERS BY SERIES AS OF RECORD DATE

APPENDIX B--AGREEMENT AND PLAN OF REORGANIZATION

                                  INTRODUCTION

SOLICITATION OF PROXIES

    This Combined Proxy Statement and Prospectus (the "Proxy Statement") is being furnished to the shareholders of Nicholas-Applegate Mutual Funds (the "Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders to be held on February 27, 1998, and any adjournment thereof (the "Meeting"). It is being furnished to the shareholders of all portfolios of the Trust other than the Government Income portfolios (the "Portfolios"). Shareholder of the Government Income portfolios are being asked to approve their reorganization into another portfolio, and are receiving a separate Combined Proxy Statement and Prospectus in connection with the Meeting.


    The Meeting will be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, for the purposes set forth in the Notice of Special Meeting of Shareholders and more fully described below. This Proxy Statement and the enclosed form of proxy (the "Proxy") will be first mailed to shareholders of the Portfolios entitled to vote at the Meeting on or about January 19, 1998.


PURPOSE OF MEETING

    The Meeting has been called for the purpose of considering a reorganization in which the Trust will move from a "master-feeder" structure to a "multi-class" structure (the "Reorganization"). Currently, the A, B, C, Qualified and Institutional Portfolios of the Trust and the Money Market Portfolio of the Trust, known as "feeder funds," invest all of their assets in shares of corresponding funds, known as "master funds," of Nicholas-Applegate Investment Trust (the "Master Trust"). As a result of the Reorganization the Trust will manage its assets directly rather than through the Master Trust, and each shareholder of an A, B, C, Qualified or Institutional Portfolio will receive Class A, B, C, Q or I shares of a corresponding portfolio of the Trust. The Money Market Portfolio will not have multiple classes, and the series of the Trust created after August 1, 1997 (the Global Blue Chip Bond Fund, Emerging Markets Bond Fund, Pacific Rim Fund, Greater China Fund and Latin America Fund) are not part of the master-feeder structure and will not be affected by the Reorganization. The Board of Trustees and management of the Trust believe that the Reorganization will result in substantial economies for the Trust. The Reorganization will not affect the net asset value of the shares held by any shareholder; the investment objectives, policies or risks of any Portfolio; or the basic arrangements for management of the Trust. Legal counsel has advised the Trust that under the Internal Revenue Code the Reorganization will not result in taxable income to the Portfolios or their shareholders. Except for the minor differences described below, shareholders will notice little difference in the investment represented by their Class A, B, C, Q or I shares or Money Market shares as compared to the Portfolio shares they now hold.

    To accomplish the Reorganization, the shareholders of the Portfolios will be asked to vote on three matters. First, the shareholders of the Institutional Portfolios will be asked to approve an amendment to the Declaration of Trust authorizing the Board of Trustees to create classes of shares of the Institutional Portfolios (Proposal 1). As described more fully below, the Institutional Portfolios will be renamed as the "Funds" and the existing Institutional Portfolio shares will be designated as "Class I" shares of the Funds. Second, the shareholders of each of the Institutional Portfolios and the Money Market Portfolio will be asked to authorize the Board of Trustees to eliminate such Portfolio's current policy of investing all of its assets in the corresponding portfolio of the Master Trust (Proposal 2). Third, the shareholders of the A, B, C, and Qualified Portfolios will be asked to approve a Reorganization Agreement, pursuant to which (i) the A, B, C and Qualified Portfolios will receive their pro rata portions of the assets of the corresponding master funds upon the dissolution of the Master Trust; (ii) the A, B, C and Qualified Portfolios will transfer their assets to the corresponding Fund in exchange for Class A, B, C and Q shares of such Fund; (iii) the shareholders of the A, B, C and Qualified Portfolios will receive shares of corresponding Classes of the Funds in exchange for their current shares, and
(iv) the Portfolios will be terminated (Proposal 3).

    All shareholders of the Trust will also be asked to act on two other matters--the election of Trustees to take office when the Reorganization is concluded (Proposal 4) and ratification of the selection of Ernst & Young L.L.P. as independent public accountants to the Trust (Proposal 5).

    The following chart summarizes the Proposals on which the shareholders of the Portfolios will be asked to vote:

                                               INSTITUTIONAL       MONEY MARKET           A, B, C, AND
                                                PORTFOLIOS           PORTFOLIO        QUALIFIED PORTFOLIOS
                                             -----------------  -------------------  -----------------------
Proposal 1 (Amend Declaration of Trust)....              X
Proposal 2 (Amend Investment Policy).......          X                   X
Proposal 3 (Approve Reorganization
 Agreement)................................                                                         X
Proposal 4 (Elect Trustees)................              X                   X                      X
Proposal 5 (Ratify Independent
 Accountants)..............................              X                   X                      X

                                                 GLOBAL BLUE CHIP,
                                                 EMERGING MARKETS
                                                     BOND, AND
                                                LATIN AMERICA FUNDS
                                             -------------------------
Proposal 1 (Amend Declaration of Trust)....
Proposal 2 (Amend Investment Policy).......
Proposal 3 (Approve Reorganization
 Agreement)................................
Proposal 4 (Elect Trustees)................                  X
Proposal 5 (Ratify Independent
 Accountants)..............................                  X


    Nicholas-Applegate Capital Management (the "Investment Adviser") will bear 50% of the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy, and the balance will be paid by the Trust (allocated among the various series of the Trust in proportion to their net assets). In addition to solicitations by mail, proxies may be solicited by officers and regular employees of the Trust and the Investment Adviser by personal interview, by telephone or by facsimile. Tritech will also be retained to provide professional proxy solicitation services. The cost of solicitation, including specified expenses, is not expected to exceed $275,000.

                               SHARES AND VOTING

    The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of the Trust entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, the shareholders present in person or by proxy may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Meeting. The persons named in the Proxy will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any Proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

    Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the Record Date. The Record Date and time for determining those entitled to notice of and to vote at the Meeting has been fixed at the close of business on December 19, 1997.


    At the Record Date, the Trust had 60 series of shares and 184,859,926.33 total shares outstanding, and each series had the number of outstanding shares indicated in Appendix A. Appendix A also indicates the persons who owned of record more than 5% of the outstanding shares of each series at the Record Date.

The Trust has no information regarding the beneficial owners of such shares. Except as indicated in Appendix A, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each series at the Record Date.

    All shares represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the Proxy is to be voted on a Proposal to be considered at the Meeting, it will be voted as specified. If no direction is made on the Proxy, the Proxy will be voted FOR the Proposals described in this Proxy Statement. Shareholders voting to ABSTAIN on a Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal. A properly signed Proxy on which a broker has indicated that it has no authority to vote on a Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named in the Proxy in accordance with their best judgement.

    Shareholders of each Institutional Portfolio will vote separately with respect to Proposal 1. Shareholders of the Money Market Portfolio and each Institutional Portfolio will vote separately with respect to Proposal 2. Shareholders of each A, B, C, and Qualified Portfolio will vote separately with respect to Proposal 3. All of the shareholders of the Trust will vote in the aggregate with respect to Proposals 4 and 5.

                   BACKGROUND OF THE PROPOSED REORGANIZATION

    Unlike other mutual funds that acquire their securities directly, the Portfolios of the Trust created prior to August 1, 1997 invest their assets in funds of the Master Trust. This two-tier structure is known as a "master-feeder" structure and it permits one or more feeder funds that have the same investment objectives but different operating characteristics (such as sales charges, expenses and investment minimums) to invest in the same master fund.

    When the Board of Trustees of the Trust established the master-feeder structure in 1993, it believed this form of organization would achieve certain efficiencies of operation and economies of scale. However, since the establishment of the master-feeder structure, the number of portfolios organized by the Trust using that structure has increased significantly, to 57. Furthermore, regulatory developments have occurred enabling mutual fund complexes to more easily achieve, through the use of multiple classes of shares, the benefits at one time expected of the master-feeder approach without the operating costs and technical complexities of a two-tiered structure.

    The purpose of the Reorganization is to eliminate the cost and complexity of a master-feeder structure that has not yielded and is no longer expected to yield long-term efficiencies of operation and economies of scale. Management of the Trust expects the Reorganization to save the Trust approximately $1,000,000 per year in fees currently paid to the company which provides day-to-day accounting services to the Trust. In addition, the number of tax returns currently filed annually by the Trust and the Master Trust would be reduced from 129 to 38 and separate audits for the master funds would no longer be necessary, with an annual savings of approximately $180,000. Over time the Trust would also benefit from the fewer number of required SEC filings and other legal and administrative cost savings.

    As Investment Adviser to the Master Trust, Nicholas-Applegate Capital Management has to date voluntarily agreed to defer its management fees and to absorb other operating expenses payable by the Trust and the Master Trust, to the extent necessary to ensure that the expenses for each Portfolio (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed certain levels. Accordingly, the shareholders of the Trust have in the past not borne the full cost of the master-feeder structure. However, the Board of Trustees believes that the Reorganization will benefit the shareholders of the Trust. Any expenses in excess of the current expense caps may be borne by the shareholders in the future, as for a period of five years after such a deferral or payment of expenses each Portfolio will reimburse the Investment Adviser when operating expenses (before recoupment) for the Portfolio are less than the expense cap. Furthermore, although the Investment Adviser has maintained these expense caps since the Portfolios commenced operation and has agreed to maintain them through March 31, 1999, there can be no assurance it will do so indefinitely in the future.


    In addition, the proposed Reorganization will permit the Trust to provide for the automatic conversion of its current Portfolio B shares to Portfolio A shares seven years after purchase. Although Portfolio B shares may currently be exchanged voluntarily for the corresponding Portfolio A shares seven years after purchase, the exchange is treated as a redemption and purchase for tax purposes. In the proposed multi-class structure, the Trust will be able to provide for automatic conversion without adverse federal income tax consequences. Such an exchange is beneficial for long-term shareholders, as Portfolio A shares have lower annual distribution-related fees than Portfolio B shares.

    The proposed Amendment to the Trust's Declaration of Trust (Proposal 1), the proposed amendments to the policies of the Money Market Portfolio and Institutional Portfolios (Proposal 2), the proposed Reorganization (Proposal 3), and the proposed election of Trustees (Proposal 4) are related parts of a plan to achieve future operating economies. Neither Proposal 1, Proposal 2 nor Proposal 3 will be adopted unless all are approved by the shareholders. Proposal 4 will not be adopted unless Proposals 1, 2 and 3 are approved by the shareholders.

                 PROPOSAL 1.  AMENDMENT OF DECLARATION OF TRUST

    At the Meeting, shareholders of the Institutional Portfolios will be asked to approve an amendment to the Trust's Declaration of Trust to permit the Board of Trustees to create multiple classes of the Institutional Portfolios.

    Section 6.1(b) of the Declaration of Trust currently permits the Board of Trustees to create multiple classes of a Portfolio only if the Portfolio was organized after August 1, 1997. The proposed amendment would expand this to include all of the Institutional Portfolios. The language proposed to be added to the first sentence of Section 6.1(b) is indicated below by underlining:

    The Trustees may, without Holder approval, divide Interests of any series created after the Effective Date [August 1, 1997], or any Institutional Portfolio series created prior to the Effective Date, into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine.

    As described above, upon approval of the proposed amendment, and provided that Proposal 2 is approved, the Board of Trustees will rename each Institutional Portfolio of the Trust as a "Fund," will classify the current shareholders of the Institutional Portfolio as Class I shareholders of the Fund, and will create Class A, B, C, and Q shares of the Fund to permit the Reorganization to be implemented.

    Approval of the proposed amendment will not have any impact on the shareholders of the Portfolios other than to permit the tax-free conversion of Portfolio B shares for Portfolio A shares seven years after their purchase. Each share of each Portfolio currently is entitled to one vote on each matter presented to the shareholders of the Portfolio--for matters that affect the rights and privileges of a Portfolio differently from the rights and privileges of other series of the Trust, the shareholders of the Portfolio vote separately; for matters that affect the master fund in which the Portfolio invests (such as a change in fundamental investment restrictions), the shareholders of the Portfolio vote together with the shareholders of all other portfolios investing in the corresponding master fund; and for matters that affect the Trust generally (such as the election of Trustees), all shareholders vote together. Similarly each share of each Class of a Fund will be entitled to one vote on each matter presented to the shareholders of the Class--for matters that affect the rights and privileges of a Class differently from the rights and privileges of other Classes of the Fund, the shareholders of the affected Class will vote separately; for matters that affect a Fund, the shareholders of each Class will vote together with the shareholders of all other Classes of the Fund; and for matters that affect the Trust generally, the shareholders of all Classes of all Funds will vote together. As is the case for shares of the Portfolios, shares of the Classes will have no preemptive or subscription rights and no other conversion rights, and will be freely transferrable.

VOTE REQUIRED

    Approval of the proposed amendment requires the affirmative votes of shareholders holding more than 50% of the outstanding shares of each Institutional Portfolio voting separately. Approval of this Proposal is contingent upon approval of Proposals 2 and 3. If shareholders of all the Institutional Portfolios do not approve this Proposal or it is not implemented for any other reason, then the Trust will continue its current operation under a master-feeder structure until the Board of Trustees determines what further action, if any, to recommend to the shareholders.

                  PROPOSAL 2.  AMENDMENT OF INVESTMENT POLICY

    At the meeting, shareholders of the Money Market Portfolio and the Institutional Portfolios will be asked to authorize the Board of Trustees to eliminate each such Portfolio's current policy of investing all of its assets in the corresponding master fund of the Master Trust.

    The policies of the Money Market Portfolio and the Institutional Portfolios currently require them to operate under the "master-feeder" structure, and the Trust has undertaken to obtain approval of their shareholders before eliminating the master-feeder structure. As discussed in Proposal 1 and further described in Proposal 3, upon completion of the Reorganization the Trust will move to a "multi-class" structure, and all of the shareholders of the A, B, C and Qualified Portfolios will become shareholders of corresponding Classes of the Institutional Portfolios (which will be renamed as the "Funds" and will invest their assets directly rather than through the Master Trust).

    Approval of this proposed change in policy will have the impacts discussed in Proposal 3.

VOTE REQUIRED

    Approval of the proposed change in policy requires the affirmative votes of shareholders holding more than 50% of the outstanding shares of the Money Market Portfolio and each Institutional Portfolio voting seperately. Approval of this Proposal is contingent upon approval of Proposals 1 and 3. If shareholders of the Money Market Portfolio and all the Institutional Portfolios do not approve this Proposal or it is not implemented for any other reason, then the Trust will continue its current operation under a master-feeder structure until the Board of Trustees determines what further action, if any, to recommend to the shareholders.

              PROPOSAL 3.  APPROVAL OF THE PROPOSED REORGANIZATION

    At the Meeting, shareholders of the A, B, C, and Qualified Portfolios will be asked to approve the proposed Reorganization.

DESCRIPTION OF THE PROPOSED REORGANIZATION

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization will be completed are set forth in the Agreement and Plan of Reorganization (the "Reorganization Agreement") attached as Appendix B. The following is a summary of the Reorganization Agreement.

    The Reorganization Agreement provides for the completion of the Reorganization (the "Closing") in several steps:

    First, each Institutional Portfolio and the Money Market Portfolio will be renamed a "Fund." For example, the Core Growth Institutional Portfolio will be renamed the Core Growth Fund.

    Second, the Board of Trustees will create multiple Classes of shares of each Fund (other than the Money Market Fund). The current Institutional Portfolio shares will be renamed the "Class I" shares. For example, the shares of the Core Growth Institutional Portfolio will be renamed the Class I shares of the Core Growth Fund. The Board of Trustees will also create new Class A, B, C and Q shares of each Fund.

    Third, each master fund will dissolve and distribute its assets in kind (i.e., in the form of the stocks, bonds and other investments held by the master fund) to the corresponding A, B, C and Qualified Portfolios. The Money Market Fund and each Fund which was previously named an Institutional Portfolio will also receive assets in kind from the corresponding master fund of the Master Trust.


    Fourth, the A, B, C and Qualified Portfolios will transfer their assets and liabilities to the corresponding Fund. For example, the portfolio assets of Core Growth Portfolio A will be received from the Core Growth master fund and transferred to the Core Growth Fund of the Trust, subject to any liabilities of Core Growth Portfolio A. In exchange, Core Growth Portfolio A will receive a similar number of Class A shares of the Core Growth Fund.


    Fifth, each A, B, C and Qualified Portfolio will distribute the Fund shares it receives to its shareholders, and will dissolve. For example, Core Growth Portfolio A will distribute the Class A shares of the Core Growth Fund to its shareholders. Each former shareholder of Core Growth Portfolio A will then hold Class A shares of the Core Growth Fund with the same net asset value as his Core Growth Portfolio A shares.

    Finally, Nicholas-Applegate Capital Management, which currently acts as investment adviser to the Master Trust, will enter into an Investment Advisory Agreement with the Trust with provisions identical in all material respects to those of its current investment advisory agreement with the Master Trust.

    The Closing is subject to various conditions, including approval of Proposals 1 and 2, approval of the Reorganization by a majority of shares of each A, B, C, and Qualified Portfolio, dissolution of the master funds, completion of all filings with, and receipt of all necessary orders and approvals from, the Securities and Exchange Commission (the "SEC"), delivery of legal opinions regarding the Federal tax consequences of the Reorganization, and other customary corporate and securities matters. Any conditions may be waived by the Board of Trustees of the Trust if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders. The Reorganization Agreement may be terminated at any time if the Board of Trustees determines in good faith that the Reorganization is not in the best interests of the shareholders.

FEDERAL TAX CONSEQUENCES


    As a condition to the closing, the Trust will receive an opinion from Paul, Hastings, Janofsky & Walker LLP, the legal counsel to the Trust, to the effect that under the Internal Revenue Code the Reorganization will not result in any taxable income to the Portfolios or their shareholders. This legal opinion will not be binding on the Internal Revenue Service or any other taxing authority, and the Trust does not intend to seek a private letter ruling or advisory opinion from the Internal Revenue Service with respect to the tax effects of the Reorganization.



    At the time of the closing, one or more of the A, B, C and Qualified Portfolios may have unused capital loss carryovers for federal income tax purposes. The corresponding Funds will be entitled to utilize such carryovers, subject to certain limitations. The fraction of such a loss carryover that can deducted by a Fund during the period between the closing date and the end of the Fund's fiscal year on March 31, 1998 will be equal to the number of days in such period divided by 365. In addition, depending on the extent to which the reorganizations result in a change in shareholders' proportionate interests in a Fund compared with their interests in the corresponding Portfolio, the Portfolio's loss carryover that the Fund can deduct in any post-acquisition fiscal year may be limited to an amount equal to the product of the value of the Portfolio at the closing and the long-term tax-exempt tax rate at the time (5.23% for January 1998). It is not possible to predict at this time whether any Portfolios will have unused capital loss carryovers at the closing or the impact of any such limitations.


CHANGE OF FUND NAMES

    After the Reorganization is completed, the names of certain of the Funds will be changed to better reflect their investment objectives and policies, as follows:

The Emerging Growth Fund        will become the   Small Cap Growth Fund
The Core Growth Fund            will become the   Mid Cap Growth Fund
The Income & Growth Fund        will become the   Convertible Fund
The Fully Discretionary Fund    will become the   High Quality Bond Fund

COMPARISON OF THE PORTFOLIOS AND THE FUNDS

    The Trust is an open-end management investment company currently offering a number of separate diversified portfolios with differing sales load, shareholder services plan and distribution plan arrangements. The Trust was organized in December 1992 as a business trust under the laws of the State of Delaware. If the Reorganization is approved and completed, shareholders of each Institutional Portfolio series of the Trust will become Class I shareholders of the same series (which will be renamed a "Fund"), and shareholders of each A, B, C and Qualified Portfolio series of the Trust will become shareholders of the similar Class of the corresponding Fund. The net asset value of the shares of each Class of a Fund held by a shareholder immediately after the Reorganization will be the same as the net asset value of the shares of the corresponding Portfolio held by the shareholder immediately prior to the Reorganization.

    A brief comparison of the Portfolios with the new Funds is set forth below:

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The investment objectives, policies and restrictions under which the assets of the Portfolios presently are managed will not be affected by the proposed Reorganization, except that, rather than investing all of its investible assets in a corresponding master fund of the Master Trust, each Fund will seek to achieve the same investment objectives by engaging an investment adviser to directly manage its assets. The investment objectives, policies and restrictions of the Funds will be the same as those in effect for the Portfolios and the master fund of the Master Trust immediately prior to the Reorganization.

INVESTMENT ADVISER

    The assets of the Master Trust are managed by Nicholas-Applegate Capital Management (the "Investment Adviser"). The Portfolios currently invest their assets in the master funds of the Master Trust managed by the Investment Adviser, and the Portfolios do not themselves engage the services of the Investment Adviser or any other investment manager. Upon completion of the Reorganization, the Trust will enter into a new investment advisory agreement with the Investment Adviser on behalf of each Fund, on terms and conditions substantially identical to the terms and conditions of the current investment advisory agreement between the Investment Adviser and the Master Trust. Accordingly, there will be no separate shareholder vote on the new agreement.

ADMINISTRATIVE SERVICES

    Investment Company Administration Corporation ("ICAC") serves as principal administrator of the Trust and the Master Trust and, pursuant to Administration Agreements with the Trust and the Master Trust, is responsible for performing all administrative services required for the daily business operations of the Trust and the Master Trust, subject to the supervision of the Board of Trustees of the Trust and the Master Trust. After the Reorganization, the Master Trust's Administration Agreement will be terminated and the Trust will enter into a new Administration Agreement on terms and conditions substantially identical to those applicable to the Portfolios immediately prior to the Reorganization except for the fee adjustment described below.

    The total fees paid to ICAC with respect to the Portfolios and the corresponding master funds for the fiscal year ended March 31, 1997 were $554,625 (.04% of the Portfolios' average net assets). Under its new Administration Agreement with the Trust, ICAC will receive annual fees from each Fund equal to the Fund's pro rata portion (based on its net assets compared to the Trust's net assets) of a fee equal to 0.05% of the first $100 million of the Trust's average net assets, 0.04% of the next $150 million, 0.03% of the next $300 million, 0.02% of the next $300 million and 0.01% thereafter, subject to a $40,000 annual minimum. If this fee arrangement had been in effect for the year ended March 31, 1997, the total fees paid to ICAC with respect to the Portfolios would have been unchanged -- $554,625 (.04% of the Portfolios' average net assets).

    Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is currently responsible for providing all administrative services to the Trust which are not provided by ICAC or by the Trust's distributor, transfer agents, accounting agents, independent accountants and legal counsel. The Administrative Services Agreement will be amended to add the Funds as parties on terms and conditions substantially identical to the terms and conditions applicable to the Portfolios immediately prior to the Reorganization.

    PFPC Inc. currently provides day-to-day accounting services to the Trust and the Master Trust pursuant to Accounting Services Agreement with the Trust and the Master Trust. After the Reorganization, the Master Trust's Accounting Services Agreement will be terminated, and the fee schedule for the Trust's Accounting Services Agreement will be amended.


    Under its current Accounting Services Agreement with the Trust, PFPC receives annual fees from each Portfolio of $31,200 and from each corresponding master fund equal to $6,250 plus 0.03% of average daily net assets from $100 million to $250 million, 0.02% of the next $250 million, and 0.15% thereafter. The total fees paid to PFPC with respect to the Portfolios and the corresponding master funds for the fiscal year ended March 31, 1997 were $2,205,940 (.166% of the Portfolios' average net assets). Under its new fee schedule with the Trust, PFPC will receive annual fees from each Fund equal to its pro rata portion (based on its net assets compared to the Trust's net assets) of a fee equal to the sum of (i) $75,000 per Fund, plus (ii) 0.03% of each Fund's average daily net assets from $100 million to $250 million, 0.02% of the next $250 million, and 0.15% over $500 million, plus (iii) $12,000 per Class of shares of each Fund. If this arrangement had been in effect for the year ended March 31, 1997, the total fees paid to PFPC with respect to the Portfolios would have been $1,284,340 (.10% of the Portfolios' average net assets).


DISTRIBUTOR, TRANSFER AGENT AND CUSTODIAN

    Nicholas-Applegate Securities serves as the principal underwriter and distributor for the Trust pursuant to a Distribution Agreement with the Trust. State Street Bank and Trust Company serves as the transfer agent for the Trust pursuant to a Transfer Agency and Services Agreement with the Trust. PNC Bank serves as the custodian for the Trust pursuant to a Custodian Services Agreement with the Trust. The Distribution Agreement, the Transfer Agency and Service Agreement and the Custodian Services Agreement will be amended to incorporate the multi-class Funds on terms and conditions substantially identical to the terms and conditions applicable to the Portfolios immediately prior to the Reorganization. The

Master Trust has similar arrangements for which it pays nominal fees, which will be terminated upon completion of the Reorganization.

    In addition, securities of many foreign issuers currently owned by the master funds are held by The Chase Manhattan Bank and certain foreign sub-custodians, pursuant to a Sub-Custodian Agreement with the Master Trust and PNC Bank. Upon completion of the Reorganization, the Trust will enter into a sub-custodian agreement on substantially the same terms.

PRO FORMA EXPENSES

    As discussed above, the Board of Trustees believes that the Reorganization will result in substantial expense savings. The following table indicates the current total annual operating expenses for each Portfolio as a percentage of average net assets for the fiscal year ended March 31, 1997 (and, for Portfolios not then in operation, estimated expenses for their first twelve months of operation), and the pro forma operating expenses for each corresponding Class assuming the Reorganization had been implemented on that date. It also indicates the current expense limitations voluntarily imposed by Nicholas-Applegate Capital Management through March 31, 1999, which would not be changed by the Reorganization.

                                                                         TOTAL ANNUAL  PRO FORMA      CURRENT
                                                                          OPERATING    OPERATING     VOLUNTARY
                                                                           EXPENSES     EXPENSES   EXPENSE LIMITS
                                                                         ------------  ----------  --------------
Balanced Growth Portfolio - A..........................................         3.00%        2.64%       1.60%
Balanced Growth Portfolio - B..........................................         6.44         5.18        2.25
Balanced Growth Portfolio - C..........................................         2.83         2.71        2.25
Balanced Growth Portfolio - I..........................................         7.37         4.00        1.00
Balanced Growth Portfolio - Q..........................................       126.75        53.56        1.25

Core Growth Portfolio - A..............................................         1.56         1.53        1.60
Core Growth Portfolio - B..............................................         2.66         2.57        2.25
Core Growth Portfolio - C..............................................         2.17         2.16        2.25
Core Growth Portfolio - I..............................................         1.02         1.01        1.00
Core Growth Portfolio - Q..............................................         1.84         1.63        1.25

Emerging Countries Portfolio - A.......................................         3.08         2.95        2.25
Emerging Countries Portfolio - B.......................................         3.66         3.47        2.90
Emerging Countries Portfolio - C.......................................         3.12         2.97        2.90
Emerging Countries Portfolio - I.......................................         1.67         1.80        1.65
Emerging Countries Portfolio - Q.......................................         4.20         3.07        1.90

Emerging Growth Portfolio - A..........................................         1.72         1.71        1.95
Emerging Growth Portfolio - B..........................................         2.73         2.64        2.60
Emerging Growth Portfolio - C..........................................         2.35         2.34        2.60
Emerging Growth Portfolio - I..........................................         1.26         1.25        1.17
Emerging Growth Portfolio - Q..........................................        10.79         7.46        1.50

Fully Discretionary Fixed Income Portfolio - I.........................         3.74         3.25        0.45

High Yield Bond Portfolio - I..........................................         1.95         1.35        0.75

                                                                         TOTAL ANNUAL  PRO FORMA      CURRENT
                                                                          OPERATING    OPERATING     VOLUNTARY
                                                                           EXPENSES     EXPENSES   EXPENSE LIMITS
                                                                         ------------  ----------  --------------
Income & Growth Portfolio - A..........................................         1.75         1.68        1.60
Income & Growth Portfolio - B..........................................         3.19         2.88        2.25
Income & Growth Portfolio - C..........................................         2.29         2.26        2.25
Income & Growth Portfolio - I..........................................         1.37         1.25        1.00
Income & Growth Portfolio - Q..........................................         2.90         2.19        1.25

International Core Growth Portfolio - A................................     4,579.78     3,405.35        1.95
International Core Growth Portfolio - B................................    16,000.25    14,163.12        2.60
International Core Growth Portfolio - C................................        25.55        17.21        2.60
International Core Growth Portfolio - I................................         3.14         2.33        1.40
International Core Growth Portfolio - Q................................     2,667.07       885.65        1.65

International Small Cap Growth Portfolio - A...........................         3.76         3.00        1.95
International Small Cap Growth Portfolio - B...........................         4.89         4.18        2.60
International Small Cap Growth Portfolio - C...........................         3.95         3.16        2.60
International Small Cap Growth Portfolio - I...........................         1.68         1.62        1.40
International Small Cap Growth Portfolio - Q...........................       151.33        73.99        1.65

Large Cap Growth Portfolio - I.........................................         4.99         3.51        1.00

Mini-Cap Portfolio - I.................................................         1.99         1.92        1.56

Money Market Portfolio.................................................         1.73         1.61        1.10

Short-Intermediate Fixed Income Portfolio - I..........................         2.86         2.54        0.35

Strategic Income Portfolio - I.........................................         1.66         1.66        0.75

Value Portfolio - I....................................................         3.34         2.48        1.00

Worldwide Growth Portfolio - A.........................................         2.17         2.08        1.85
Worldwide Growth Portfolio - B.........................................         4.81         4.24        2.50
Worldwide Growth Portfolio - C.........................................         2.61         2.58        2.50
Worldwide Growth Portfolio - I.........................................         3.05         2.20        1.35
Worldwide Growth Portfolio - Q.........................................        34.99        18.40        1.60

Global Growth and Income Portfolio - I.................................         4.55         3.36        1.35

Large Cap Growth Portfolio - A.........................................         3.40         2.76        1.60
Large Cap Growth Portfolio - B.........................................         3.60         3.14        2.25
Large Cap Growth Portfolio - C.........................................         3.60         2.90        2.25
Large Cap Growth Portfolio - Q.........................................         3.90         3.13        1.25

    See the accompanying Fund prospectuses for further fee and expense tables with respect to the Funds, which are unchanged from the current tables for the various Portfolios as a result of the current voluntary expense limitations.

PRO FORMA CAPITALIZATION


    Pro forma capitalization information has not been included for the various Portfolios as it would not change from the current information.

PURCHASES AND REDEMPTIONS

    Following the Reorganization, shareholders of the Money Market Portfolio and shareholders of the other Portfolios who receive shares of corresponding Classes of the Funds in the Reorganization will be able to purchase and redeem shares in the Funds in substantially the same manner and subject to substantially the same conditions as shares in the Portfolios presently are purchased and redeemed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    Following the Reorganization, the Funds will declare and pay dividends and calculate and make distributions of net capital gains, if any, in a manner identical to that of the Portfolios.

    The Trust has elected to qualify each Portfolio as a regulated investment company under Subchapter M of the Code, and intends that each Fund will remain so qualified. As a regulated investment company, upon consummation of the Reorganization each Fund will be entitled to the same benefits and subject to the same tax regulations as the Portfolios immediately prior to the Reorganization.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Investment Adviser will execute the portfolio transactions and allocate the brokerage business of the Funds subject to policies established by the Board of Trustees of the Trust which are substantially identical to those in effect with respect to the master funds of the Master Trust immediately prior to the Reorganization.

SHAREHOLDERS' RIGHTS

    The rights of shareholders of the Funds will be identical in all material respects to those of shareholders of the Portfolios, except that Class B shares will convert automatically to Class A shares seven years after purchase. As was the case before the Reorganization, the shareholders of the Trust will vote in the aggregate on all matters except those affecting only a particular Fund or Class, in which case only the shareholders of the affected Fund or Class will vote. Because the Reorganization will increase the size of the Funds, the voting power of individual shareholders will be diluted with respect to matters on which shareholders vote on a Fund-wide basis rather than on an individual Class basis.

RISK FACTORS

    The Funds will have investment objectives, policies and restrictions which are identical to those of the Portfolios and the corresponding master funds of the Master Trust, except that the Funds will invest their assets directly rather than through the Master Trust. In addition, the Funds will be administered in every material respect in a substantially identical manner to the Portfolios. Consequently, the risks associated with investing in the Funds will be no different than those associated with investing in the Portfolios.

FURTHER INFORMATION ABOUT THE PORTFOLIOS AND THE FUNDS

    Further information about the Portfolios and the Funds is contained in their current prospectuses and statements of additional information, which are incorporated herein by reference. Copies of the relevant Fund prospectuses accompany this Proxy Statement. The Trust will also provide its most recent annual reports to shareholders with respect to the Portfolios for the year ended March 31, 1997, and its semiannual reports to shareholders for the six months ended September 30, 1997, upon request. These documents are available without charge by writing to the Trust at 600 West Broadway, San Diego, California 92101, or by calling (800) 551-8045.

    The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and as required by those Acts file reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the SEC's regional offices at 219 South Dearborn Street, Chicago, Illinois and 75 Park Place, New York, New York. They may also be viewed on the Internet at www.sec.gov. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, Washington, D.C. 20549.

APPROVAL OF THE BOARD OF TRUSTEES

    In reviewing the proposed Reorganization, the Board of Trustees of the Trust inquired into a number of matters and considered the following factors, among others: (1) the identity of objectives, policies and restrictions of the Funds with those of the Portfolios; (2) the cash savings that potentially may be achieved by collapsing the master-feeder structure into a single, multi-class fund structure through the elimination of duplicate expenses; (3) the reduced expenses that potentially may result from the Reorganization; (4) the greater likelihood of asset growth that potentially may result from a more competitive expense ratio, and the greater economies of scale that can be achieved from such asset growth; (5) the tax-free nature of the Reorganization; (6) the benefits to Class B shareholders of the automatic conversion of their shares after seven years to Class A shares without adverse federal tax consequences; and (7) the terms and conditions of the Reorganization Agreement, including the agreement of Nicholas-Applegate Capital Management to pay 50% of the expenses of the Reorganization.

    The Board of Trustees of the Trust approved the Reorganization on August 15, 1997, subject to shareholder approval. The Board of Trustees determined that the proposed new structure will eliminate the cost and complexity of maintaining the master-feeder structure and benefit the shareholders of the Portfolios by reducing the expense ratios of the Portfolios. In addition to that immediate benefit to existing shareholders, the Board of Trustees believes this more competitive expense ratio will make investment in shares of the Funds more attractive to investors, and will increase the opportunity for further asset growth. Any such asset growth potentially will enable shareholders of the Funds to obtain economies of scale by spreading certain expenses over a larger asset base and, with respect to certain Funds, by potentially reaching an asset breakpoint in the rate of the investment advisory fee payable to the Investment Adviser. There can be no assurance, however, that such asset growth and economies of scale will be realized.

VOTE REQUIRED

    Approval of the Reorganization requires the affirmative votes of shareholders holding more than 50% of the outstanding shares of each of the A, B, C and Qualified Portfolios. Approval of this Proposal is contingent upon approval of Proposals 1 and 2. If the shareholders of all the A, B, C and Qualified Portfolios do not approve the proposed Reorganization, or the Reorganization is not completed for any other reason, then the Trust will continue its current form of operation until the Board of Trustees determines what further action, if any, to recommend to the shareholders.

                       PROPOSAL 4.  ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect Trustees of the Trust to hold office until their successors are elected.

    The Proxy holders intend to vote for the election of the nominees named below, all of whom are currently Trustees of the Trust or the Master Trust. All of the nominees have consented to be named and have indicated their intent to serve if elected. If any nominee is unavailable for any reason, the Proxy holders will consult with the Board of Trustees of the Trust in determining how to vote the shares represented by them.

    The following table indicates, as to each of the nominees for election as a Trustee, his or her name, position with the Trust or Master Trust, age, principal occupation during the past five years, other directorships held in public companies and the number of shares of the Trust beneficially owned at the Record Date. Unless otherwise indicated and subject to applicable community property and similar laws, each nominee has sole voting and investment power with respect to the shares of the Trust beneficially owned. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act of 1940, as amended).


                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------

FRED C. APPLEGATE,               Private investor (since January 1992);
Trustee and Chairman of the      formerly President, Nicholas-Applegate
Board of Trustees (52) (2)       Capital Management (from August 1984 to
                                 December 1991). Director of
                                 Nicholas-Applegate Fund, Inc. (since 1987).
                                 Mr. Applegate's interests in
                                 Nicholas-Applegate Capital Management, Inc.,
                                 the general partner of the Investment
                                 Adviser, were acquired by Mr. Nicholas in
                                 1991 and 1992.

ARTHUR B. LAFFER,                Chairman, A.B. Laffer, V.A. Canto &
Trustee (57)*(3)                 Associates, an economic consulting firm
                                 (since 1979); Chairman, Laffer Advisors
                                 Incorporated, economic consultants (since
                                 1981); Director, Nicholas-Applegate Fund,
                                 Inc. (since 1987), U.S. Filter Corporation
                                 (since 1991), MasTec, Inc. (construction)
                                 (since 1994), and Coinmach Laundry
                                 Corporation (since 1996); Chairman, Calport
                                 Asset Management, Inc. (since 1992); formerly
                                 Distinguished University Professor and
                                 Director, Pepperdine University (from
                                 September 1985 to May 1988) and Professor of
                                 Business Economics, University of Southern
                                 California (1976 to 1984).

CHARLES E. YOUNG,                Chancellor, University of California at Los
Trustee (66) (2)                 Angeles (1968-1997); Director,
                                 Nicholas-Applegate Fund, Inc. (since 1992);
                                 Director, Intel Corp. (since 1974), Academy
                                 of Television Arts and Sciences Foundation
                                 (since 1988), Los Angeles World Affairs
                                 Council (since 1977) and Town Hall of
                                 California (since 1982).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------
ARTHUR E. NICHOLAS,              Trustee and Chairman of the Board of Trustees  Emerging Countries I-- 260,406.08
Trustee (51)*                    of the Master Trust; Managing Partner and      (5.48%)
                                 Chief Investment Officer, Nicholas-Applegate   International Core Growth
                                 Capital Management, (since 1984), and          I--75,012.60 (4.48%)
                                 Chairman/President, Nicholas-Applegate         International Small Cap Growth
                                 Securities (since 1992). Director and          I--265,159.07 (10.63%)
                                 Chairman of the Board of Directors of          Money Market-- 18,168,200.12
                                 Nicholas-Applegate Fund, Inc., a registered    (30.85%)
                                 open-end investment company, (since 1987).     Worldwide Growth I-- 25,774.81
                                                                                (5.01%)
                                                                                Mini-Cap Growth I-- 231,207.46
                                                                                (6.95%)
                                                                                Latin America--80,000.00 (89.36%)
                                                                                Global Blue Chip--200,000.00
                                                                                (50.12%)
                                                                                Global Growth & Income I--
                                                                                237,382.67 (68.83%)

DANN V. ANGELOFF,                Trustee of the Master Trust; President, The    Global Growth & Income I--
Trustee (62)                     Angeloff Company, corporate financial          8,334.53 (2.42%)
                                 advisers (since 1976); Director,
                                 Nicholas-Applegate Fund, Inc. (since 1987);
                                 Trustee (1979 to 1987) and University
                                 Counselor to the President (since 1987),
                                 University of Southern California; Director,
                                 Public Storage, Inc., a real estate
                                 investment trust (since 1980), Storage
                                 Properties, a real estate investment trust
                                 (since 1989), Datametrics Corporation, a
                                 producer of computer peripherals and
                                 communication products (since 1993), SEDA
                                 Specialty Packaging, Inc. (since 1993), and
                                 Leslies Poolmart, a distributor of swimming
                                 pool services and products (since 1996).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------
WALTER E. AUCH,                  Trustee of the Master Trust; Director,
Trustee (76)*(4)                 Geotech Communications, Inc., a mobile radio
                                 communications company (since 1987), Fort
                                 Dearborn Fund (since 1987), Brinson Funds
                                 (since 1994), Smith Barney Trak Fund (since
                                 1992), registered investment companies;
                                 Director, Pimco Advisors L.P., an investment
                                 manager (since 1994), Banyan Realty Fund
                                 (since 1987), Banyan Strategic Land Fund
                                 (since 1987), Banyan Strategic Land Fund II
                                 (since 1988), and Banyan Mortgage Fund (since
                                 1988), real estate investment trusts.
                                 Formerly Chairman and Chief Executive
                                 Officer, Chicago Board Options Exchange (1979
                                 to 1986) and Senior Executive Vice President,
                                 Director and Member of the Executive
                                 Committee, PaineWebber, Inc. (until 1979).

THEODORE J. COBURN,              Trustee of the Master Trust; Partner, Brown,
Trustee (44)                     Coburn & Co., an investment banking firm
                                 (since 1991); research associate, Harvard
                                 Graduate School of Education (since 1996);
                                 Director, Nicholas-Applegate Fund, Inc.
                                 (since 1987), Emerging Germany Fund (since
                                 1991), Moovies, Inc. (since 1995). Formerly
                                 Managing Director of Global Equity
                                 Transactions Group, and member of Board of
                                 Directors, Prudential Securities (1986 to
                                 June 1991).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------
DARLENE DEREMER,                 Trustee of the Master Trust; President and
Trustee (42)*(5)                 Founder, DeRemer Associates, a marketing
                                 consultant for the financial services
                                 industry (since 1987); Vice President, PBNG
                                 Funds, Inc. (since 1995); formerly Vice
                                 President and Director, Asset Management
                                 Division, State Street Bank and Trust Company
                                 (from 1982 to 1987), and Vice President, T.
                                 Rowe Price & Associates (1979 to 1982);
                                 Director, Jurika & Voyles Fund Group (since
                                 1994), and King's Wood Montessori School
                                 (since 1995); Member of Advisory Board,
                                 Financial Women's Association (since 1995).

GEORGE F. KEANE,                 Trustee of the Master Trust; President
Trustee (68)                     Emeritus and Senior Investment Adviser, The
                                 Common Fund, a non-profit investment
                                 management organization representing
                                 educational institutions (since 1993), after
                                 serving as its President (from 1971 to 1992);
                                 Member of Investment Advisory Committee, New
                                 York State Common Retirement Fund (since
                                 1982); Director and Chairman of the
                                 Investment Committee, United Negro College
                                 Fund (since 1987); Director, Investor
                                 Responsibility Research Center (since 1987),
                                 United Educators Risk Retention Group (since
                                 1989), RCB Trust Company (since 1991),
                                 School, College and University Underwriters
                                 Ltd. (since 1986), The Bramwell Funds, Inc.
                                 (since 1994), Universal Stainless & Alloy
                                 Products, Inc. (since 1994), Chairman of the
                                 Board, Trigen Energy Corporation (since
                                 1994); Trustee, Fairfield University (since
                                 1993). Formerly President, Endowment
                                 Advisers, Inc. (from August 1987 to December
                                 1992).


------------------------


(1)Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each series.


(2) Member of the Trust's Audit Committee and Nominating Committee.

(3) Mr. Laffer will be considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates has received substantial compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during the last two fiscal years his son was an employee of the Investment Adviser.

(4) Mr. Auch will be considered to be an "interested person" of the Trust because he is on the board of a company a subsidiary of which is a broker-dealer.

(5) Ms. DeRemer will be considered to be an "interested person" of the Trust because DeRemer Associates has received substantial compensation from the Investment Adviser for consulting services provided in connection with its institutional business.

    The Board of Trustees of the Trust met four times during the fiscal year ended March 31, 1997. All of the Trustees attended at least 75% of the meetings.

    The members of the Audit Committee of the Board of Trustees of the Trust, neither of whom is affiliated with the Investment Advisor, oversee and review the audit procedures of the Trust and assist the Board in fulfilling its responsibilities relating to Trust accounting and reporting practices. During the fiscal year ended March 31, 1997, the Audit Committee held two meetings. The same persons serve as members of the Nominating Committee of the Board of Trustees, and are responsible for nominating persons to fill vacancies on the Board. The Nominating Committee did not meet during the fiscal year ended March 31, 1997.

OFFICERS OF THE TRUST

    The following table indicates, as to each executive officer of the Trust, his or her name, position with the Trust, principal occupational during the past five years, other directorships held in public companies and the number of shares of the Trust beneficially owned at the Record Date.


                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME AND POSITION                PRINCIPAL OCCUPATION AND OTHER INFORMATION              % OF SERIES(1)
-----------------------------  -----------------------------------------------  ---------------------------------
JOHN D. WYLIE                  President of the Master Trust; Partner (since    Fully Discretionary Fixed Income
President                      January 1994), Chief Investment                  I--20,786.89 (1.79%)
                               Officer--Investor Services Group (since          High Yield Bond I-- 20,564.33
                               December 1995), and Portfolio Manager (since     (6.04%)
                               January 1990), Nicholas-Applegate Capital
                               Management.

THOMAS PINDELSKI               Chief Financial Officer of the Master Trust;
Chief Financial Officer        Partner (since January 1996) and Chief
                               Financial Officer, Nicholas-Applegate Capital
                               Management (since January 1993), and Chief
                               Financial Officer, Nicholas-Applegate
                               Securities (since January 1993); formerly Chief
                               Financial Officer, Aurora Capital Partners/
                               WSGP Partners L.P., an investment partnership
                               (from November 1988 to January 1993), and Vice
                               President and Controller, Security Pacific
                               Merchant Banking Group (from November 1986 to
                               November 1988).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME AND POSITION                PRINCIPAL OCCUPATION AND OTHER INFORMATION              % OF SERIES(1)
-----------------------------  -----------------------------------------------  ---------------------------------
PETER J. JOHNSON               Vice President of the Master Trust; Partner,
Vice President                 Nicholas-Applegate Capital Management (since
                               January 1992) and Vice President,
                               Nicholas-Applegate Securities (since December
                               1995); formerly Marketing Director, Pacific
                               Financial Asset Management Company, an
                               investment management firm (from July 1989 to
                               December 1991), and Senior Marketing
                               Representative, Fidelity Investments
                               Institutional Services (from August 1987 to
                               July 1989).

E. BLAKE MOORE, JR.            Secretary of the Master Trust; Partner (since
Secretary                      January 1998), General Counsel and Secretary,
                               Nicholas-Applegate Capital Management and
                               Nicholas-Applegate Securities (since 1993);
                               formerly Attorney, Luce, Forward, Hamilton &
                               Scripps (from 1989 to 1993).


------------------------


(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each series.


REMUNERATION OF TRUSTEES AND OFFICERS

    Each Trustee of the Trust and the Master Trust who is not an officer or affiliate of the Trust or the Master Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee, and $1,000 for each meeting attended ($2,000 per committee meeting for committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

    The following table sets forth the aggregate compensation paid by the Trust and the Master Trust for the fiscal year ended March 31, 1997, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's or Master Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                         PENSION OR
                                                                         RETIREMENT      ESTIMATED        TOTAL
                                                           AGGREGATE      BENEFITS        ANNUAL       COMPENSATION
                                                         COMPENSATION    ACCRUED AS      BENEFITS       FROM TRUST
                                                         FROM TRUST OR  PART OF TRUST      UPON        COMPLEX PAID
NAME                                                     MASTER TRUST     EXPENSES      RETIREMENT      TO TRUSTEE
-------------------------------------------------------  -------------  -------------  -------------  --------------
Fred C. Applegate......................................    $  10,635           None            N/A    $  36,250(47*)
Arthur B. Laffer.......................................    $   9,558           None            N/A    $  31,750(47*)
Charles E. Young.......................................    $   9,827           None            N/A    $  31,750(47*)
Dann V. Angeloff.......................................    $  10,635           None            N/A    $  36,750(16*)
Walter E. Auch.........................................    $   9,827           None            N/A    $  18,250(15*)
Theodore J. Coburn.....................................    $   9,827           None            N/A    $  34,250(16*)
Darlene DeRemer........................................    $   9,558           None            N/A    $  17,250(15*)
George F. Keane........................................    $   9,827           None            N/A    $  18,250(15*)

------------------------

* Indicates number of funds in Trust complex.

VOTE REQUIRED

    A plurality of votes cast at the Meeting, in person or by proxy, will elect a Trustee. Election of Trustees is contingent upon completion of the Reorganization. If for any reason the Reorganization is not completed, the current Trustees of the Trust will remain in office.

               PROPOSAL 5.  SELECTION OF INDEPENDENT ACCOUNTANTS

    At the meeting, shareholders will be asked to ratify the selection by the Board of Trustees of the Trust of Ernst & Young L.L.P. as the independent accountants to the Trust for the fiscal year ended March 31, 1998. Ernst & Young L.L.P. has acted as independent accountants to the Trust since 1996.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of the Trust present in person or by proxy at the Meeting is required to ratify the selection of Ernst & Young L.L.P. as independent accountants for the Trust. If for any reason this Proposal is not approved, the Board of Trustees of the Trust will take such action as they deem appropriate, which may include retention of another accounting firm or re-proposal of Ernst & Young L.L.P. to the shareholders of the Trust.

                                 OTHER MATTERS

    At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice of Meeting. If other matters are properly presented to the Meeting for action, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on those matters.

                          NEXT MEETING OF SHAREHOLDERS

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                                                                      APPENDIX A

                  5% SHAREHOLDERS BY SERIES AS OF RECORD DATE


                                                                                                    % OF
                                                                                  SHARES OWNED     SERIES
                                                                                 ---------------  ---------

CORE GROWTH QUALIFIED PORTFOLIO (625,538.06 shares)
Clark & Co, FBO Swedish American Hosp, 403b Aggr, PO Box 39, Westerville OH           173,834.02      27.79%
Clark & Co, FBO Swedish Amer Hosp, 401k Aggr Growth, PO Box 39, Westerville OH        113,186.74      18.09%
Charles Schwab & Co Inc, 101 Montgomery Street, 11th Floor, San Francisco CA           55,425.91       8.86%
 ("Charles Schwab & Co Inc.")
Interstate/Johnson Lane, FBO 527-90028-19, Interstate Tower, P.O. Box 1220,            32,710.54       5.23%
 Charlotte NC

INCOME & GROWTH QUALIFIED PORTFOLIO (366,228.11 shares)
Charles Schwab & Co Inc.                                                              365,870.41      99.90%

BALANCED GROWTH QUALFIED PORTFOLIO (7,079.62 shares)
Charles Schwab & Co Inc.                                                                6,883.52      97.23%

WORLDWIDE GROWTH QUALIFIED PORTFOLIO (37,938.06 shares)
Charles Schwab & Co Inc.                                                               36,659.46      96.63%

GOVERNMENT INCOME QUALIFIED PORTFOLIO (1,423.55 shares)
Charles Schwab & Co Inc.                                                                1,311.56      92.13%
Nicholas Applegate Capital Management, Attn Thomas Pindelski, 600 West Broadway            95.35       6.70%
 30th Floor, San Diego CA ("Nicholas-Applegate Capital Management")

INTERNATIONAL SMALL CAP GROWTH QUALIFIED PORTFOLIO (17,007.19 shares)
Charles Schwab & Co Inc.                                                               15,580.85      91.61%

EMERGING COUNTRIES PORTFOLIO A (3,405,004.79 shares)
MLPF&S for the sole benefit of its customers, Attn: Fund Administration, 4800         454,110.17      13.34%
 Deer Lake Dr East 3rd Floor, Jacksonville FL ("MLP&S for the sole benefit of its customers")

EMERGING COUNTRIES PORTFOLIO C (2,375,440.62 shares)
MLPF&S for the sole benefit of its customers                                        1,322,708.52      55.68%

EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO (4,753,594.32 shares)
Northern Trust Cust FBO LOR Aggressive Growth, Emerging Markets, PO Box 92956,        879,517.92      18.50%
 Chicago IL
University of Notre Dame Du Lac, 322 Main Bldg, Notre Dame IN                         623,521.13      13.12%
Bost & CO, A/C# MURF4120002, Mutual Funds Operations, PO Box 3198, Pittsburgh         542,790.58      11.42%
 PA
Methodist Home, Texas Non-Profit Corporation, 1111 Herring Ave, Waco TX               494,211.37      10.40%
Austin Fire Fighters Relief & Retirement Fund, 3301 Northland Dr #215, Austin         376,523.20       7.92%
 TX ("Austin Fire Fighters")
Charles Schwab & Co Inc.                                                              306,224.22       6.44%
All officers and directors as a group                                                 277,872.42       5.84%

INTERNATIONAL CORE GROWTH INSTITUTIONAL PORTFOLIO (1,675,917.63 shares)
Austin Fire Fighters                                                                  820,322.43      48.95%
Boatmens Trust Co Cust, Blue Cross Blue Shield, of Montana, Attn Mutual Funds,        436,538.53      26.05%
 PO Box 14737, Saint Louis MO
San Angelo Health Foundation, 2909 Sherwood Way, San Angelo TX                        129,693.18       7.74%
All officers and trustees as a group                                                   76,710.72       4.58%

LARGE CAP GROWTH INSTITUTIONAL PORTFOLIO (128,175.45 shares)
Sherryl A Nicholas TTEE, Sherryl A Nicholas Revocable, Trust U/A dtd                   80,000.00      62.41%
 12/08/95,PO Box 2295, Rancho Santa Fe CA ("Sherryl A. Nicholas TTEE")
Nicholas Applegate 401k Profit Sharing Plan, c/o Thomas Pindelski Trustee, 600         14,942.85      11.66%
 West Broadway, San Diego CA ("Nicholas-Applegate 401k Profit Sharing Plan")
Delfina A Ramos, Cecilia A Ramos JT WROS, 7567 N 6th St, Fresno CA                     10,208.04       7.96%
Nicholas-Applegate Pension Plan, c/o Thomas Pindelski Trustee, 600 West                 9,373.07       7.31%
 Broadway, San Diego CA ("Nicholas-Applegate Pension Plan")

SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO (1,044,002.72 shares)
Indiana State Council of Carpenters Health & Welfare Fund, dtd 9/16/75, William       664,832.73      63.68%
 A Johnson Morris Assoc Inc, PO Box 50440, Indianapolis IN
Community Hospital Foundation, PO Box 458, Channelview TX                             350,804.09      33.60%

FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO (1,158,573.263 shares)
Charles Schwab & Co Inc.                                                              892,268.82      77.01%
Retirement Plan for Non-Lawyer, Personnel of Baker & Botts LLP, 910 Louisiana,        211,670.45      18.27%
 Houston TX ("Baker & Botts Retirement Plan")
All officers and trustees as a group                                                   20,786.89       1.79%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO A (541,700.31 shares)
MLPF&S for the sole benefit of its customers                                          146,420.02      27.03%
PaineWebber for the benefit of Crossfire Fund LLC, FA Master Acct, 8440                73,568.37      13.58%
 Crockett Lane, College Grove TN

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO C (353,919.12 shares)
MLPF&S for the sole benefit of its customers                                          129,446.00      36.58%

INTERNATIONAL SMALL CAP GROWTH INSTITUTIONAL PORTFOLIO (2,494,510.19 shares)
Charles Schwab & Co Inc.                                                              488,537.49      19.58%
The Canada Trust Company Agent, FBO University of British Columbia, 220 Dundas        462,628.88      18.55%
 Street 2nd Fl, London Ontario Canada
Austin Fire Fighters                                                                  434,366.03      17.41%
Arthur E Nicholas, PO Box 2169, Del Mar CA                                            265,159.07      10.63%
Methodist Home, Texas Non-Profit Corporation, 1111 Herring Ave, Waco TX               171,856.06       6.89%
All officers and trustees as a group                                                  282,464.70      11.32%

EMERGING GROWTH PORTFOLIO A (11,126,817.09 shares)
MLPF&S for the sole benefit of its customers                                        5,312,465.46      47.74%
Donaldson Lufkin & Jenrette Secs Co, PO Box 2052, Jersey City NJ                    2,077,239.35      18.67%

EMERGING GROWTH PORTFOLIO C (13,119,376.70 shares)
MLPF&S for the sole benefit of its customers                                       10,712,953.74      81.66%

EMERGING GROWTH INSTITUTIONAL PORTFOLIO (18,625,169.74 shares)
KPMG Peat Marwick, Attn: Allan Johnson, Partner & Employee Benefits, 3 Chestnut     5,896,109.13      31.66%
 Ridge Rd, Bldg-3 Floor 2, Montvale NJ
Northern Trust Company Cust FBO Advocate Health Care Network, AC#2633126,PO Box     3,045,713.51      16.35%
 92956, Chicago IL
City of Sarasota General Employees Pension Fund, PO Box 1058, Sarasota FL           1,106,186.72       5.94%
U S National Bank of Oregon, FBO The Ford Family Foundation, ID93-6026156, c/o      1,089,394.11       5.85%
 Trust Group, PO Box 3168, Portland OR

CORE GROWTH PORTFOLIO A (5,368,153.70 shares)
MLPF&S for the sole benefit of its customers                                        2,848,674.00      53.07%

INCOME & GROWTH PORTFOLIO A (2,330,241.62 shares)
MLPF&S for the sole benefit of its customers                                          989,011.64      42.44%
First Union Natl Bk Cust FBO Mirror Image, A/C4028213723, 1525 West Wt Harris         569,786.09      24.45%
 Blvd NC1151, Charlotte NC

BALANCED GROWTH PORTFOLIO A (351,536.06 shares)
MLPF&S for the sole benefit of its customers                                          233,484.28      66.42%

WORLDWIDE GROWTH PORTFOLIO A (1,616,272.03 shares)
MLPF&S for the sole benefit of its customers                                        1,139,177.13      70.48%

GOVERNMENT INCOME PORTFOLIO A (98,021.55 shares)
MLPF&S for the sole benefit of its customers                                           43,235.15      44.11%
Nicholas Applegate 401k Profit Sharing Plan                                            12,106.52      12.35%

MONEY MARKET PORTFOLIO (5,888,836.27 shares)
Arthur E Nicholas PO Box 2169, Del Mar CA                                          18,168,200.12      30.85%

CORE GROWTH PORTFOLIO C (11,066,322.01 shares)
MLPF&S for the sole benefit of its customers                                        8,597,356.33      77.69%

INCOME & GROWTH PORTFOLIO C (3,997,132.90 shares)
MLPF&S for the sole benefit of its customers                                        3,261,998.98      81.61%

BALANCED GROWTH PORTFOLIO C (1,070,929.57 shares)
MLPF&S for the sole benefit of its customers                                          875,223.07      81.73%

WORLDWIDE GROWTH PORTFOLIO C (4,674,028.04 shares)
MLPF&S for the sole benefit of its customers                                        3,951,833.16      84.55%

GOVERNMENT INCOME PORTFOLIO C (419,852.58 shares)
MLPF&S for the sole benefit of its customers                                          268,072.94      63.85%

CORE GROWTH INSTITUTIONAL PORTFOLIO (9,978,491.04 shares)
Consumers Energy Company, Employees Savings & Incentive Plan, Trust A/C #ZG2F,      1,916,955.78      19.21%
 212 W Michigan Ave, Jackson MI
Pacificorp VEBA Trust, 700 N E Multnomah Ste 1600, Portland OR                      1,308,603.76      13.11%
US National Bank of Oregon, FBO Ford Family Foundation, dtd 3/17/92, PO Box           797,547.90       7.99%
 3168, Security Processing PL-6, Portland OR
Libco, Liberty Bank & Trust Co, of Oklahoma City, Attn: Trust Investment Actng        784,039.29       7.86%
 6th Fl, PO Box 25848, Oklahoma City OK
LaSalle National Bank TTEE, Metz Baking Co Pension Trust, PO Box 1443, Chicago        617,916.13       6.19%
 IL
Local #1 IBEW Pension Benefit Trust Fund Taft-Hartley Trust Fund, 3260 Hampton        614,166.85       6.15%
 Ave, St Louis MO

INCOME & GROWTH INSTITUTIONAL PORTFOLIO (4,610,307.03 shares)
The Cullen Trust for Higher Education, 601 Jefferson St, Ste 2300, Houston TX       1,800,856.88      39.06%
Austin Fire Fighters                                                                1,237,940.57      26.85%
Butler Family Fund, 501(C)(3) Exempt Private Foundation, 1600 20th Street NW,         242,156.79       5.25%
 Washington DC

BALANCED GROWTH INSTITUTIONAL PORTFOLIO (54,324.81 shares)
Nicholas Applegate 401k Profit Sharing Plan                                            17,868.54      32.89%
Nicholas Applegate Capital Management                                                  10,172.69      18.73%
Nicholas-Applegate Pension Plan                                                         8,576.10      15.79%
Neil F Marley MD, Diann Wylie Marley TTEES, N Marley MD PS KEOGH Plan, U/A/D            5,976.54      11.00%
 1/1/89, 5175 Fox Ridge Rd SW, Roanoke VA
New Orleans Museum of Art, PO Box 19123, New Orleans LA                                 5,643.50      10.39%

WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO (514,609.37 shares)
Baker & Botts Retirement Plan                                                         189,851.63      36.89%
National City Bank NE TTEE, Amer Cunningham Brennan Co LPA, Profit Sharing            130,260.38      25.31%
 Trust dtd 06-28-72, FBO David L Brennan ATT R McGuckin, I Cascade Plaza, Akron
 OH
Nicholas Applegate 401k Profit Sharing Plan                                            43,485.25       8.45%
Panpipes International Ltd, c/o A H Haynes & CO, 277 Park Ave 26th Floor, New          32,106.81       6.24%
 York NY
Nicholas-Applegate Pension Plan                                                        27,995.87       5.44%
All officers and trustees as a group                                                   30,299.41       5.89%

EMERGING GROWTH QUALIFIED PORTFOLIO (172,519.05 shares)
Charles Schwab & Co Inc.                                                               80,704.20      46.78%
Gruntal & Co., L.L.C., FBO 875-15521-11, 14 Wall Street, New York NY                    9,773.70       5.67%

EMERGING COUNTRIES QUALIFIED PORTFOLIO (1,848,961.02 shares)
Charles Schwab & Co Inc.                                                              885,251.96      47.88%

HIGH YIELD BOND INSTITUTIONAL PORTFOLIO (340,300.38 shares)
Sherryl A Nicholas TTEE                                                               293,162.35      86.15%
Nicholas Applegate 401k Profit Sharing Plan                                            22,598.86       6.64%
All officers and trustees as a group                                                   20,564.33       5.92%

VALUE INSTITUTIONAL PORTFOLIO (466,617.05 shares)
Sherryl A Nicholas TTEE                                                               179,863.92      38.55%
Baker & Botts Retirement Plan                                                         170,258.83      36.49%
Vinod Gupta Trustee of the Vinod Gupta Rev Tr, PO Box 27395, Omaha NE                  34,207.09       7.33%
Vinod Gupta Trustee of the Vinod Gupta Charitable, Remainder Trust, 5711 S 86th        27,306.31       5.85%
 Circle, PO Box 27395, Omaha NE

INTERNATIONAL CORE GROWTH PORTFOLIO A (228,784.41 shares)
MLPF&S for the sole benefit of its customers                                           11,917.87       5.21%

INTERNATIONAL CORE GROWTH PORTFOLIO B (348,929.11 shares)
MLPF&S for the sole benefit of its customers                                           39,976.00      11.46%

INTERNATIONAL CORE GROWTH QUALIFIED PORTFOLIO (79,296.82 shares)
Charles Schwab & Co Inc.                                                               61,770.74      77.90%

STRATEGIC INCOME INSTITUTIONAL PORTFOLIO (308,659.38 shares)
Sherryl A Nicholas TTEE                                                               280,743.45      90.96%
All officers and trustees as a group                                                    3,402.40       1.10%

MINI-CAP GROWTH INSTITUTIONAL PORTFOLIO (3,326,621.80 shares)
Wake Forest University, PO Box 7354, Winston-Salem NC                               1,137,977.63      34.21%
Charles Schwab & Co Inc.                                                            1,053,935.82      31.68%
US National Bank of Oregon, FBO Ford Family Foundation, dtd 3/17/92, PO Box           417,106.06      12.54%
 3168, Security Processing PL-6, Portland OR
Arthur E Nicholas, PO Box 2169, Del Mar CA                                            201,023.78       6.04%
All officers and trustees as a group                                                  240,530.36       7.23%

INTERNATIONAL CORE GROWTH PORTFOLIO C (120,876.88 shares)
MLPF&S for the sole benefit of its customers                                           19,076.53      15.78%
Interstate Johnson Lane, FBO 527-07761-14, Interstate Tower, PO Box 1220,               9,282.18       7.68%
 Charlotte NC
Dain Bosworth Inc FBO Lancaster Ventures LLC, Attn Joseph J Kerrigan, PO Box            6,172.84       5.11%
 6368, Lincoln NE
Interstate/Johnson Lane, FBO 527-07938-12, Interstate Tower, PO Box 1220,               6,097.56       5.04%
 Charlotte NC

CORE GROWTH PORTFOLIO B (2,113,250.00 shares)
MLPF&S for the sole benefit of its customers                                          721,602.24      34.15%

INCOME & GROWTH PORTFOLIO B (1,332,319.00 shares)
MLPF&S for the sole benefit of its customers                                          341,807.91      25.66%

BALANCED GROWTH PORTFOLIO B (182,382.74 shares)
MLPF&S for the sole benefit of its customers                                           29,499.04      16.17%
PaineWebber for the Benefit of PaineWebber CDN FBO, Dorthe B. Calimbas IRA,            15,453.73       8.47%
 P.O. Box 3321, Weehawken NJ

WORLDWIDE GROWTH PORTFOLIO B (551,157.92 shares)
MLPF&S for the sole benefit of its customers                                          154,693.00      28.07%

GOVERNMENT INCOME PORTFOLIO B (227,961.97 shares)
MLPF&S for the sole benefit of its customers                                           83,408.04      36.59%
Dennis A Glazer, 5219 Beechgrove Ave, Canton OH                                        17,078.95       7.49%
William F Brunner TTEE, William F Brunner MD PA MPP Plan, d/t/d 11/01/74, 2919         14,511.99       6.37%
 Green St, Marianna FL

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO B (527,196.07 shares)
MLPF&S for the sole benefit of its customers                                          107,264.00      20.35%
Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey           29,749.04       5.64%
 City NJ

EMERGING GROWTH PORTFOLIO B (2,364,371.63 shares)
MLPF&S for the sole benefit of its customers                                        1,198,541.71      50.69%

EMERGING COUNTRIES PORTFOLIO B (2,136,608.82 shares)
MLPF&S for the sole benefit of its customers                                          693,723.00      32.47%

LATIN AMERICA FUND (89,520.25 shares)
Arthur E Nicholas, PO Box 2169, Del Mar CA                                             80,000.00      89.37%
All officers and trustees as a group                                                   80,380.81      89.79%

GLOBAL BLUE CHIP FUND (399,001.44 shares)
Arthur E Nicholas, PO Box 2169, Del Mar CA                                            200,000.00      50.13%
Sherryl A Nicholas TTEE                                                               120,000.00      30.08%
All officers and trustees as a group                                                  200,386.44      50.22%

EMERGING MARKETS BOND FUND (180,064.59 shares)
Nicholas Applegate Capital Management                                                 164,128.23      91.15%

LARGE CAP GROWTH PORTFOLIO A (119,964.95 shares)
Carn & Co #02106801, Catawba Rental Co, Retirement Savings Plan, Attn Mutual           74,461.17      62.07%
 Funds Star, PO Box 96211, Washington DC
CIBC Oppenheimer Corp, FBO 092-43313-17, PO Box 3484, Church Street Station,            7,575.76       6.31%
 New York NY
Rauscher Pierce Refsnes FBO Southwest Cardiac Assoc, Profit Sharing Plan, 929 N         7,463.09       6.22%
 Galloway Ave Ste 301, Mesquite TX

LARGE CAP GROWTH PORTFOLIO B (128,249.51 shares)
MLPF&S for the sole benefit of its customers                                           20,650.00      16.10%
PaineWebber for the Benefit of PaineWebber CDN FBO, Vincent G Aquino, PO Box            7,813.86       6.09%
 3321, Weehawken NJ
Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey            7,690.84       6.00%
 City NJ
Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey            7,306.30       5.70%
 City NJ

LARGE CAP GROWTH PORTFOLIO C (21,061.94 shares)
MLPF&S for the sole benefit of its customers                                            6,738.60      31.99%
Ruth A Chaffee, 204 Olive St, Lansing KS                                                1,534.94       7.29%
Dougall & Associates 401k Plan, S. Scott Freyn, Attn S Scott Freyn, 440 S               1,180.15       5.60%
 LaSalle St 4th Floor, Chicago IL
Wexford Clearing Services Corp ("Wexford") FBO Lucinda J Laymon, HC 73 Box 776,         1,114.06       5.29%
 Cable WI

LARGE CAP GROWTH QUALIFIED PORTFOLIO (4,394.46 shares)
Charles Schwab & Co Inc.                                                                1,824.53      41.52%
Wexford FBO Principal Financial Sec C/F, Christopher John May, IRA Rollover dtd           764.21      17.39%
 06/27/97, 2909 Galemeadow Dr, Fort Worth TX
Wexford FBO Principal Financial Sec C/F Antonio Garcia Sr, IRA Rollover dtd               508.64      11.57%
 12/16/96, 1348 County Road 208, Winters TX
Wexford FBO Principal Financial Sec C/F James B Roach II, IRA Rollover dtd                423.35       9.63%
 08/04/97, 8545 Whitney Dr, Fort Worth TX
Wexford FBO Principal Financial Sec C/F John G Pilkington, IRA Rollover dtd               409.22       9.31%
 02/20/97, 1404 Liberty St, Weatherford TX
Wexford FBO Principal Financial Sec C/F Johnny Taylor, IRA Rollover dtd                   369.24       8.40%
 08/12/97, PO Box 824, Frankston TX

GLOBAL GROWTH & INCOME INSTITUTIONAL PORTFOLIO (344,853.55 shares)
Arthur E Nicholas, PO Box 2169, Del Mar CA                                            237,382.67      68.84%
State Street Bank & Trust Co, C/F The IRA Rollover of Robertson Schaefer, PO           19,434.01       5.64%
 Box 537, Rancho Santa Fe CA
All officers and trustees as a group                                                  237,857.43      68.97%

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION


    This Agreement and Plan of Reorganization (this "Agreement") is made as of the 1st day of January, 1998, by and among Nicholas-Applegate Mutual Funds, a Delaware business trust (the "Trust") on behalf of the A, B, C and Qualified Portfolio series of the Trust other than the Government Income A, B, C and Qualified Portfolios (each a "Portfolio" and, collectively, the "Portfolios"), and the Trust on behalf of the corresponding Institutional Portfolio series of the Trust (each an "Institutional Portfolio" and, collectively, the "Institutional Portfolios" or "Funds").


                                   BACKGROUND

    WHEREAS, the Portfolios and the Institutional Portfolios are series of the Trust, a registered open-end management investment company that invests all of the assets of each Portfolio and Institutional Portfolio in corresponding series (each such series, a "Master Fund") of Nicholas-Applegate Investment Trust, a Delaware business trust (the "Master Trust").

    WHEREAS, the series of the Master Trust will dissolve and distribute their assets in kind to the corresponding series of the Trust immediately prior to the transactions contemplated by this Agreement.

    WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") which will consist of (i) the change by the Board of Trustees of the Trust (the "Board of Trustees") of the name of each Institutional Portfolio to replace the phrase "Institutional Portfolio" with the phrase "Fund", (ii) creation by the Board of Trustees of an "A", "B", "C" and "Q" Class of shares of each Fund and designation of the existing Institutional Portfolio shares as the "I" Class shares of the corresponding Fund, (iii) the transfer of the assets of the Portfolios to the corresponding Fund in exchange for a similar number of A, B, C or Q Class shares of the Fund (the "Fund Shares"), (iv) distribution by each of the Portfolios of the Fund Shares to its shareholders and dissolution of the A, B, C and Qualified Portfolios, and (v) execution of an Investment Advisory Agreement between the Trust and Nicholas-Applegate Capital Management ("NACM" or the "Investment Adviser") with respect to the Funds.

    WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of each of the Portfolios and Institutional Portfolios and that their interests would not be diluted as a result of the transactions contemplated thereby.

                                   AGREEMENT

    NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1.
                           MULTIPLE CLASSES OF SHARES

    SECTION 1.1 CREATION OF MULTIPLE CLASSES OF SHARES. Effective on the Closing Date, as defined in Article 4, the Board of Trustees shall (a) divide each Institutional Portfolio into five Classes of shares designated Class A, B, C, Q and I shares, and (b) classify the shares of each Institutional Portfolio outstanding immediately prior to the Closing Date as Class I shares.

    SECTION 1.2 CHANGE IN THE NAME OF INSTITUTIONAL PORTFOLIOS. Effective on the Closing Date, the Board of Trustees shall revise the name of each Institutional Portfolio to replace the phrase "Institutional Portfolio" with the phrase "Fund".

                                   ARTICLE 2.
                       TRANSFER OF ASSETS AND LIABILITIES

    Subject to the terms and conditions set forth herein, on the Closing Date the Trust shall cause the Portfolios to transfer all of their assets, including all assets received from the corresponding Master Fund of the Master Trust, to the corresponding Fund, and shall cause each Fund to assume all of the liabilities of the corresponding Portfolios. In exchange therefor, the Trust shall cause each Fund to deliver to each such Portfolio a number of the Fund's Class A, B, C or Q shares, as applicable, which is equal to (i) the aggregate net asset value of the corresponding Portfolio determined at the close of business on the day prior to the Closing Date, divided by (ii) the net asset value per share of the respective A, B, C or Q Class of shares of the corresponding Institutional Portfolio outstanding as of the Closing Date.

                                   ARTICLE 3.
                              SHARES OF THE FUNDS

    SECTION 3.1 LIQUIDATION OF A, B, C AND QUALIFIED PORTFOLIOS. Subject to the terms and conditions set forth herein, on the Closing Date the Trust shall liquidate each Portfolio and shall distribute pro rata to the shareholders of record of each Portfolio, determined as of the Closing Date, the Fund Shares received by such Portfolio pursuant to Article 2.

    SECTION 3.2 ISSUANCE OF SHARE CERTIFICATES. The Trust shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the corresponding Fund in the names of each Portfolio's shareholders and transferring the Fund Shares credited to the account of the Portfolio on the books of the Fund. As promptly as practicable after the Closing, each holder of any outstanding certificate evidencing shares of a Portfolio or Institutional Portfolio shall be entitled to surrender the same to the Trust's transfer agent and request in exchange therefor a certificate or certificates representing the number of shares of beneficial interest of the Class into which the shares of beneficial interest theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interests of a Fund shall not be issued, but shall be continued to be carried by the Funds for the open account of such shareholder. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of a Portfolio or Institutional Portfolio, shall be deemed for all purposes to evidence ownership of the number of shares of the Class of shares of beneficial interest of the Fund into which the shares of beneficial interest of such Portfolio or Institutional Portfolio have been converted.

    SECTION 3.3 TIME AND DATE OF VALUATION. The number of shares to be issued by each Fund to each Portfolio shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date in accordance with the regular practices of the Trust.

                                   ARTICLE 4.
                            CLOSING AND CLOSING DATE

    SECTION 4.1 CLOSING TIME AND PLACE. The Closing Date shall be the date on which all of the conditions set forth in Article 5 have been fulfilled or otherwise waived by the parties hereto but, in any event, not later than March 31, 1998, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The closing shall be held at 4:30 p.m. (Eastern time) at the offices of the Trust, 600 West Broadway, San Diego, California 92101, or such other time and/or place as the parties may mutually agree.

    SECTION 4.2 DELAY OF VALUATION. If on the Closing Date (a) the primary trading market for portfolio securities of any Portfolio is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of the Portfolio and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                   ARTICLE 5.
        CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE REORGANIZATION

    The respective obligations of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

    SECTION 5.1 SHAREHOLDER APPROVAL. On or prior to the Closing Date, the following matters shall have been approved by the following shareholders of the Trust in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act: (a) the shareholders of each of the Institutional Portfolios shall have approved an amendment to the Declaration of Trust of the Trust to permit the Board of Trustees to create multiple classes of shares of the Institutional Portfolios; (b) the shareholders of the Institutional Portfolios and the Money Market Portfolio of the Trust shall have authorized the Board of Trustees to eliminate their current policy of investing all of their assets in the Master Trust; and (c) the shareholders of each of the Portfolios of the Trust shall have approved the transactions contemplated by this Agreement and Plan of Reorganization.

    SECTION 5.2 DISSOLUTION OF MASTER FUNDS. Each Master Fund shall have dissolved and distributed all of its assets in kind to the corresponding Portfolios and Institutional Portfolios, respectively.

    SECTION 5.3 NO INJUNCTIONS OR RESTRAINTS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

    SECTION 5.4 CONSENTS. All consents of the other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Portfolio or Institutional Portfolio.

    SECTION 5.5 EFFECTIVE REGISTRATION STATEMENTS. The N-14 Registration Statement of the Trust with respect to the reorganization provided for herein and the N-1A Registration Statement of the Trust with respect to the Fund Shares shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

    SECTION 5.6 TAX OPINIONS. The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for Federal income tax purposes:

    1. No gain or loss will be recognized by any Portfolio upon the receipt by the Portfolio of substantially all of the assets of the corresponding Master Fund;

    2. The transfer of substantially all of the assets and liabilities of each Portfolio to the corresponding Fund in exchange for Fund Shares, and the distribution of those Fund Shares to the Portfolio shareholders in liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

    3. No gain or loss will be recognized by any Fund upon the receipt of the assets of a Portfolio solely in exchange for Fund Shares;

    4. No gain or loss will be recognized by any Portfolio upon the transfer of its assets to its corresponding Fund in exchange for Fund Shares or upon the distribution of Fund Shares to Portfolio shareholders in exchange for their Portfolio shares;

    5. No gain or loss will be recognized by any Portfolio shareholders upon exchange of their Portfolio shares for Fund Shares;

    6. The tax basis of the assets of each Portfolio acquired by each Fund will be the same as the tax basis of such assets to the Portfolio immediately prior to the reorganization provided for herein;

    7. The tax basis of Fund Shares received by each shareholder of each Portfolio pursuant to the reorganization provided for herein will be the same as the tax basis of the Portfolio shares held by such shareholder immediately prior to the reorganization provided for herein;

    8. The holding period of the assets of each Portfolio by each Fund will include the period during which those assets were held by the Portfolio and the corresponding Master Fund; and

    9. The holding period of the Fund Shares to be received by each Portfolio shareholder will include the period during which the Portfolio shares exchanged therefor were held by such shareholder.

    SECTION 5.7 INVESTMENT ADVISORY AGREEMENT. The Trust shall have entered into an Investment Advisory Agreement with NACM on substantially the same terms as the current agreement between NACM and the Master Trust.

    SECTION 5.8 COVENANTS, REPRESENTATIONS AND WARRANTIES. Each party shall have performed all of its covenants set forth in Article 7, and its representations and warranties set forth in Article 6 shall be true and correct and in all materials respects on and as of the Closing Date as if made on such date.

                                   ARTICLE 6.
                         REPRESENTATIONS AND WARRANTIES

    The parties represent and warrant as follows:

    SECTION 6.1 STRUCTURE AND STANDING. The Trust represents and warrants that it is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets.

    SECTION 6.2 POWER. The Trust represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    SECTION 6.3 LITIGATION. The Trust represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, it knows of no facts which might form the basis for the institution of such proceedings, and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    SECTION 6.4 SEC DOCUMENTS. The Trust represents and warrants, on behalf of each Fund, that its N-14 Registration Statement, on its effective date, insofar as it relates to such Fund (i) will comply in all material respects with the provisions of the Securities Act of 1933 and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    SECTION 6.5 ASSETS AND LIABILITIES. The Trust represents and warrants, on behalf of each Fund, that, prior to the date hereof the Fund has had, and prior to the Closing Date the Fund will have, no assets or liabilities and no operations except as contemplated by this Agreement.

    SECTION 6.6 CAPITAL STRUCTURE. The Trust represents and warrants that all of its issued and outstanding shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.

                                   ARTICLE 7.
                                   COVENANTS

    SECTION 7.1 COVENANTS RELATING TO THE CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Trust shall operate its business in the ordinary course.

    SECTION 7.2 PREPARATION OF N-14 REGISTRATION STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Trust shall file an N-14 Registration Statement with respect to the reorganization contemplated hereby with the United States Securities and Exchange Commission, and shall use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. As soon as reasonably practicable, the Trust shall also prepare and file any other filings required under applicable state securities laws.

    SECTION 7.3 AMENDMENT OF N-1A REGISTRATION STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Trust shall amend its N-1A Registration Statement with respect to the Fund Shares with the United States Securities and Exchange Commission, and shall use its best efforts to provide that the amendment becomes effective as promptly as practicable. As soon as reasonably practicable, the Trust shall also prepare and file any other filings required under applicable state securities laws.

    SECTION 7.4 SHAREHOLDERS MEETING. As soon as practicable after the effective date of the N-14 Registration Statement the Trust shall call a special meeting of the shareholders of the Trust for the purpose of considering the reorganization contemplated by this Agreement.

    SECTION 7.5 FEES AND EXPENSES. Whether or not this Agreement is consummated, the Trust shall cause fifty percent (50%) of all costs and expenses incurred in connection with this Agreement and the transactions contemplated to be paid by NACM, and the balance by the Portfolios and Institutional Portfolios pro rata in proportion to their respective net assets at the Closing.

                                   ARTICLE 8.
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 8.1 TERMINATION. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, whether before or after approval by the shareholders of the Trust, if (a) circumstances develop that, in the opinion of such Board of Trustees, make proceeding with the Plan inadvisable; or (b) any approval of the shareholders of the Trust required for the consummation of the Plan shall not have been obtained; or (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

    SECTION 8.2 EFFECT OF TERMINATION. In the event of any termination pursuant to Section 8.1, there shall be no liability for damage on the part of the Trust or the Board of Trustees.

    SECTION 8.3 AMENDMENT. This Agreement may be amended prior to the Closing Date by the parties at any time before or after approval hereof by the shareholders of the Trust; provided, however, that after such shareholder approval there shall not be any amendment that by law requires further approval by the shareholders without obtaining such further approval.

    SECTION 8.4 WAIVER. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Trust.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                           Nicholas-Applegate Mutual Funds on
                                             behalf of each Portfolio

Attest:      /s/ E. BLAKE MOORE, JR.       By:           /s/ JOHN WYLIE
         --------------------------------       --------------------------------
               E. Blake Moore, Jr.                         John Wylie
                    SECRETARY                              PRESIDENT

                                           Nicholas-Applegate Mutual Funds on
                                             behalf of each Institutional
                                             Portfolio

Attest:      /s/ E. BLAKE MOORE, JR.       By:           /s/ JOHN WYLIE
         --------------------------------       --------------------------------
               E. Blake Moore, Jr.                         John Wylie
                    SECRETARY                              PRESIDENT

NICHOLAS-APPLEGATE MUTUAL FUNDS
600 West Broadway
San Diego, California 92101


January 19, 1998


Dear Shareholder:

    A special meeting of shareholders of Nicholas-Applegate Mutual Funds (the "Trust") will be held to determine important organizational issues affecting your portfolio. The meeting will begin at 9:00 a.m. local time on February 27, 1998, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101.

    At the meeting shareholders of the Trust, other than shareholders of the Government Income Portfolios, will be asked to consider a reorganization in which the Trust will move from a complex "master-feeder" structure to a simpler and more economical "multi-class" structure.

    At the same time, shareholders of the Government Income A, B, C and Qualified Portfolios of the Trust will be asked to consider a reorganization in which they will receive corresponding Class A, B, C and Q shares of the Fully Discretionary Fixed Income Fund of the Trust. The goal of the reorganization is to produce a higher level of income for you from a portfolio comprised principally of investment grade debt securities. The reorganization should produce this increased income by spreading overhead costs over a substantially larger asset base and by giving you the opportunity to benefit from the higher level of income associated with the Fully Discretionary Fixed Income Fund.

    After the reorganization, your shares in the Fully Discretionary Fixed Income Fund will have exactly the same value as the shares of the Government Income Portfolio you owned immediately prior to the reorganization. In the opinion of the Trust's tax counsel, the proposed transaction with have no tax implications for you.

    In addition, shareholders of the Trust will be asked to elect Trustees to take office when the reorganization is concluded and to ratify the selection of Ernst & Young L.L.P. as independent public accountants of the Trust.

    The proposals have been carefully reviewed by your Board of Trustees, which recommends that you approve them. Please read the enclosed materials carefully, and sign, date and mail the enclosed proxy card(s) promptly in the enclosed return envelope. Your vote is important for the proper administration of the Trust.

    Thank you for your attention to this matter. If you have any questions on voting of proxies or the proposals to be considered at the meeting, please call us toll free at 1-800-551-8045.

                                          /s/ John D. Wylie

                                          John D. Wylie
                                          PRESIDENT

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101
                                 800/ 551-8045

                            ------------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                     (FOR THE GOVERNMENT INCOME PORTFOLIOS)

                            ------------------------

    This Combined Proxy Statement and Prospectus, which includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy, is being furnished in connection with the special meeting of shareholders of Nicholas-Applegate Mutual Funds (the "Trust") to be held on February 27, 1998, and any adjournment thereof (the "Meeting"). It is being furnished to the shareholders of the Government Income Portfolios of the Trust. Shareholders of the other portfolios of the Trust are being asked to approve certain related matters described below, and are being provided with a separate Combined Proxy Statement and Prospectus in connection with the Meeting.

    The various portfolios of the Trust currently invest all of their assets in corresponding "master funds" of Nicholas-Applegate Investment Trust. At the Meeting the shareholders of the Trust, other than shareholders of the Government Income Portfolios, will be asked to approve a reorganization in which the Trust will move from this "master-feeder" structure to a "multi-class" structure. As a result of the reorganization, each portfolio of the Trust will invest directly in portfolio securities rather than through the master funds, and each shareholder of an A, B, C Qualified or Institutional portfolio (other than the Government Income Portfolios) will receive Class A, B, C, Q or I shares of a corresponding multi-class series of the Trust.

    At the Meeting, the shareholders of the Government Income A, B, C, and Qualified Portfolios will be asked to approve a reorganization in which they will receive corresponding Class A, B, C and Q shares of the Fully Discretionary Fixed Income Fund of the Trust.

    The shareholders of the Trust also will be asked to elect Trustees of the Trust and to ratify the selection of Ernst & Young L.L.P. as independent accountants.

    The Trust is an open-end, management investment company comprised of a number of diversified portfolios. This Combined Proxy Statement and Prospectus sets forth concisely the information that shareholders of the Government Income Portfolios of the Trust should know before voting on the proposed reorganization of those Portfolios and the other matters to be considered at the meeting. It should be read and retained for future reference.

    The most recent Prospectus and Statement of Additional Information relating to each A, B, C and Qualified Government Income Portfolio of the Trust are on file with the Securities and Exchange Commission and are incorporated by referenced herein. They are available without charge by writing or calling the Trust at its address and telephone number above. The Prospectus relating to the corresponding Class A, B, C, and Q shares of the Fully Discretionary Fixed Income Fund to be distributed to the shareholders pursuant to the proposed reorganization accompanies this document. The Statement of Additional Information relating to the Class A, B, C, and Q shares of the Fully Discretionary Fixed Income Fund is also incorporated herein and is available without charge by writing or calling the Trust at its address and telephone number above.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


DATE: JANUARY 14, 1998

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 1998
                     (FOR THE GOVERNMENT INCOME PORTFOLIOS)

                            ------------------------

    A Special Meeting of shareholders (the "Meeting" ) of Nicholas-Applegate Mutual Funds (the "Trust") will be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101 at 9:00 a.m. local time on February 27, 1998.

    For shareholders of the Government Income Portfolios, the purpose of the Meeting is:

    1. To vote upon the proposed reorganization of the A, B, C, and Qualified Government Income Portfolios pursuant to an Agreement and Plan of Reorganization in which the shareholders of the Portfolios will receive corresponding shares of the Fully Discretionary Fixed Income Fund of the Trust in exchange for their Portfolio shares.

    2. To elect Trustees of the Trust to hold office until their successors are elected and qualified.

    3. To ratify the selection of Ernst & Young L.L.P. as independent accountants for the Trust for the fiscal year ended March 31, 1998.

    Shareholders of record of the Trust at the close of business on December 19, 1997 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if such shareholder now plans to attend the Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such shareholder's proxy will not be used.

                                          E. Blake Moore, Jr.,
                                          SECRETARY
                                          Nicholas-Applegate Mutual Funds


January 14, 1998

                               TABLE OF CONTENTS


INTRODUCTION..............................................................     1

SHARES AND VOTING.........................................................     2

BACKGROUND OF THE PROPOSED GOVERNMENT INCOME PORTFOLIOS REORGANIZATION....     3

PROPOSAL 1. AMENDMENT OF DECLARATION OF TRUST.............................     7

PROPOSAL 2. AMENDMENT OF INVESTMENT POLICY................................     7

PROPOSAL 3. APPROVAL OF THE PROPOSED GOVERNMENT INCOME PORTFOLIOS
            REORGANIZATION................................................     7

PROPOSAL 4. ELECTION OF TRUSTEES..........................................    15

PROPOSAL 5. SELECTION OF INDEPENDENT ACCOUNTANTS..........................    22

OTHER MATTERS.............................................................    22

NEXT MEETING OF SHAREHOLDERS..............................................    23

APPENDIX A--AGREEMENT AND PLAN OF REORGANIZATION

                                  INTRODUCTION

SOLICITATION OF PROXIES

    This Combined Proxy Statement and Prospectus (the "Proxy Statement") is being furnished to the shareholders of the Government Income A, B, C and Qualified Portfolios (the "Government Income Portfolios") of Nicholas-Applegate Mutual Funds (the "Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a Special Meeting of Shareholders of the Trust to be held on February 27, 1998, and any adjournment thereof (the "Meeting"). Shareholders of the other portfolios of the Trust are being asked to approve certain related matters described below, and are receiving a separate combined proxy statement and prospectus in connection with the Meeting.


    The Meeting will be held at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101, for the purposes set forth in the Notice of Special Meeting of Shareholders and more fully described below. This Proxy Statement and the enclosed form of proxy (the "Proxy") will be first mailed to shareholders entitled to vote at the Meeting on or about January 19, 1998.


PURPOSE OF MEETING

    One of the purposes of the Meeting is to permit the shareholders of the portfolios of the Trust, other than the Government Income Portfolios, to consider a reorganization (the "Multi-Class Reorganization") in which the portfolios will move from a "master-feeder" structure to a "multi-class" structure (Proposal 1). Currently, the A, B, C, Qualified and Institutional portfolios of the Trust and the Money Market portfolio of the Trust, known as "feeder funds," invest all of their assets in shares of corresponding funds, known as "master funds," of Nicholas-Applegate Investment Trust (the "Master Trust"). As a result of the Multi-Class Reorganization the Trust will manage its assets directly rather than through the Master Trust, and each shareholder of a Nicholas-Applegate A, B, C, Qualified or Institutional portfolio (other than the Government Income Portfolios) will receive Class A, B, C, Q or I shares of a corresponding multi-class series of the Trust. The Money Market portfolio of the Trust will not have multiple classes, and the series of the Trust created after August 1, 1997 (the Global Blue Chip Bond Fund, Emerging Markets Bond Fund, Pacific Rim Fund, Greater China Fund and Latin America Fund) are not part of the master-feeder structure and will not be affected by the Multi-Class Reorganization. The Board of Trustees and management of the Trust believe that the Multi-Class Reorganization will result in substantial economies for the Trust.

    As a related matter, the shareholders of the Institutional portfolios and the Money Market portfolio will be asked to authorize the Board of Trustees to eliminate each such portfolio's current policy of investing substantially all of its assets in the corresponding master fund (Proposal 2).

    Another purpose of the Meeting is to permit the shareholders of the Government Income A, B, C and Qualified Portfolios of the Trust to consider a reorganization (the "Government Income Portfolios Reorganization") in which they will receive corresponding Class A, B, C and Q shares of the Fully Discretionary Fixed Income Fund series of the Trust (Proposal 3). The Board of Trustees and management of the Trust believe that the Government Income Portfolios Reorganization will result in a higher level of income for shareholders of the Government Income Portfolios from a portfolio comprised principally of investment grade debt securities.

    All shareholders of the Trust will also be asked to act on two other matters--the election of Trustees to take office when the Multi-Class Reorganization is concluded (Proposal 4) and ratification of the selection of Ernst & Young L.L.P. as independent public accountants to the Trust (Proposal
5).

    Nicholas-Applegate Capital Management (the "Investment Adviser") will bear 50% of the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy, and the balance will be paid by the Trust (allocated among the various series of the Trust in proportion to their net assets). In addition to solicitations by mail, proxies may be solicited by officers and regular employees of the Trust and the Investment Adviser by personal interview, by telephone or by facsimile. Tritech will also be retained to provide professional proxy solicitation services. The cost of solicitation, including specified expenses, is not expected to exceed $20,000.

                               SHARES AND VOTING

    The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of the Trust entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, the shareholders present in person or by proxy may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Meeting. The persons named in the Proxy will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any Proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

    Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the Record Date. The Record Date and time for determining those entitled to notice of and to vote at the Meeting has been fixed at the close of business on December 19, 1997.


    At the Record Date, the Trust had 60 series of shares and 184,859,926.33 total shares outstanding, of which 747,259.65 were shares of the Government Income Portfolios. At the Record Date, the following persons owned of record more than 5% of the outstanding shares of the Government Income Portfolios:



                                                                                                    % OF
                                                                                 SHARES OWNED      SERIES
                                                                               ----------------  ----------

GOVERNMENT INCOME PORTFOLIO A
 (98,021.55 total shares outstanding)

MLPF&S for the sole benefit of its customers, Attn: Fund Administration, 4800         43,235.15      44.11%
 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida ("MLPF&S for the sole benefit of its customers")

GOVERNMENT INCOME PORTFOLIO B
 (227,961.97 total shares outstanding)

MLPF&S for sole benefit of its customers                                              83,408.04      36.59%

Dennis A. Glazer, 5219 Beechgrove Avenue, Canton Ohio                                 17,078.95       7.49%

William F. Brunner Ttee, William F. Brunner MD PA MPP Plan, 2919 Green                14,511.99       6.37%
 Street, Marianna, Florida

GOVERNMENT INCOME PORTFOLIO C
 (419,852.58 total shares outstanding)

MLPF&S for the sole benefit of its customers                                         268,072.94      63.85%

GOVERNMENT INCOME QUALIFIED PORTFOLIO
 (1,423.55 total shares outstanding)

  Charles Schwab & Co. Inc., 101 Montgomery Street, 11th Floor,                        1,311.56      92.13%
    San Francisco, California

  Nicholas-Applegate Capital Management, 600 West Broadway, San Diego,                    95.35       6.70%
    California



    The Trust has no information regarding the beneficial owners of such shares at the Record Date. The officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Government Income Portfolios and the Trust as a whole at the Record Date.

    All shares represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the Proxy is to be voted on a Proposal to be considered at the Meeting, it will be voted as specified. If no direction is made on the Proxy, the Proxy will be voted FOR the Proposals described in this Proxy Statement. Shareholders voting to ABSTAIN on a Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal. A properly signed Proxy on which a broker has indicated that it has no authority to vote on a Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named in the Proxy in accordance with their best judgement.

    Proposals 1 and 2 affect only the shareholders of the Institutional and Money Market portfolios of the Trust and will not be submitted to the shareholders of the Government Income Portfolios. Shareholders of each A, B, C, and Qualified Government Income Portfolio will vote separately with respect to Proposal 3. All of the shareholders of the Trust will vote in the aggregate with respect to Proposals 4 and 5.

                  BACKGROUND OF THE PROPOSED GOVERNMENT INCOME
                           PORTFOLIOS REORGANIZATION

THE MULTI-CLASS REORGANIZATION

    Unlike other mutual funds that acquire their securities directly, the portfolios of the Trust created prior to August 1, 1997 invest their assets in funds of the Master Trust. This two-tier structure is known as a "master-feeder" structure and it permits one or more feeder funds that have the same investment objectives but different operating characteristics (such as sales charges, expenses and investment minimums) to invest in the same master fund.

    When the Board of Trustees of the Trust established the master-feeder structure in 1993, it believed this form of organization would achieve certain efficiencies of operation and economies of scale. However, since the establishment of the master-feeder structure, the number of portfolios organized by the Trust using that structure has increased significantly, to 57. Furthermore, regulatory developments have occurred enabling mutual fund complexes to more easily achieve, through the use of multiple classes of shares, the benefits at one time expected of the master-feeder approach without the operating costs and technical complexities of a two-tiered structure.

    The purpose of the Multi-Class Reorganization is to eliminate the cost and complexity of a master-feeder structure that has not yielded and is no longer expected to yield long-term efficiencies of operation and economies of scale. Management of the Trust expects the Multi-Class Reorganization to save the Trust approximately $1,000,000 per year in fees currently paid to the company which provides day-to-day accounting services to the Trust. In addition, the number of tax returns currently filed annually by the Trust and the Master Trust would be reduced from 129 to 38 and separate audits for the master funds would no longer be necessary, with an annual savings of approximately $180,000. Over time the Trust would also benefit from the fewer number of required SEC filings and other legal and administrative cost savings.


    As Investment Adviser to the Master Trust, Nicholas-Applegate Capital Management has to date voluntarily agreed to defer its management fees and to absorb other operating expenses payable by the Trust and the Master Trust, to the extent necessary to ensure that the expenses for each portfolio (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed certain levels. Accordingly, the shareholders of the Trust have in the past not borne the full cost of the master-feeder structure. However, the Board of Trustees believes that the Multi-Class Reorganization will benefit the shareholders of the Trust. Any expenses in excess of the current expense caps may be borne by the shareholders in the future, as for a period of five years after such a deferral or payment of expenses each portfolio will reimburse the Investment Adviser when operating expenses (before recoupment) for the portfolio are less than the expense cap. Furthermore, although the Investment Adviser has maintained these expense caps since the portfolios commenced operation and has agreed to maintain them through March 31, 1999 there can be no assurance it will do so indefinitely in the future.

    In addition, the proposed Multi-Class Reorganization will permit the Trust to provide for the automatic conversion of its current portfolio B shares to portfolio A shares seven years after purchase. Although portfolio B shares may currently be exchanged voluntarily for the corresponding portfolio A shares seven years after purchase, the exchange is treated as a redemption and purchase for tax purposes. In the proposed multi-class structure, the Trust will be able to provide for automatic conversion without adverse federal income tax consequences. Such an exchange is beneficial for long-term shareholders, as portfolio A shares have lower annual distribution-related fees than portfolio B shares.

    Upon completion of the Multi-Class Reorganization, the current Fully Discretionary Fixed Income Institutional Portfolio of the Trust will be renamed the "Fully Discretionary Fixed Income Fund," the shareholders of the Portfolio will become Class I shareholders of the Fund, and the Board of Trustees will create Class A, B, C and Q shares of the Fund to enable the Government Income Portfolios Reorganization to be completed.

THE GOVERNMENT INCOME PORTFOLIOS REORGANIZATION

    The Board of Trustees of the Trust believes that, at their current sizes (ranging from $4,283,869 to $17,075 as of October 31, 1997), the Government Income A, B, C and Qualified Portfolios, and the corresponding Government Income master fund in which the Government Income Portfolios invest, are too small to operate in a cost effective manner. The Government Income Portfolios incur substantial overhead expenses, directly and through their investment in the Government Income master fund, for accounting services, legal services, printing, insurance, and custodial, transfer agency, advisory and administrative services. To date, Nicholas-Applegate Capital Management has been voluntarily subsidizing the Government Income Portfolios' operations by reducing its management fees to the Government Income master fund and by absorbing some of the other expenses of the master fund and the Portfolios, in order that the Government Income Portfolios can provide competitive yields to their shareholders. Management of the Trust does not foresee any significant increases in the assets of the Government Income Portfolios or the Government Income master fund in the near future, and Nicholas-Applegate Capital Management has informed the Board that it is unwilling to continue subsidizing the Government Income Portfolios' operations in the future despite any economies achieved in connection with the Multi-Class Reorganization.

    The Fully Discretionary master fund had aggregate assets of $14,665,285 million as of October 31, 1997, compromised principally of assets of the Fully Discretionary Fixed Income Institutional Portfolio of the Trust. The Fully Discretionary Fixed Income Institutional Portfolio and the corresponding Fully Discretionary Fixed Income master fund currently incur expenses similar to those of the Government Income Portfolios and the Government Income master fund. However, management believes that as a result of the proposed Multi-Class Reorganization and the proposed Government Income Portfolios Reorganization, the combined asset base of the Fully Discretionary Fund will permit the Fund to spread reduced expenses over a larger asset base, with reasonable prospects for further increases in assets in the future. Because the investment objectives of the Government Income Portfolios and the Fully Discretion-ary Fixed Income Fund are similar, the Board of Trustees believes that shareholders of the Government Income Portfolios should be able to continue to meet their primary goal of current income from a portfolio comprised principally of high quality fixed income securities after completion of the Government Income Portfolios Reorganization.

    The Board of Trustees believes that the only practical alternative to the proposed Government Income Portfolios Reorganization would be a taxable liquidation of the Portfolios, which would not be preferable to the proposed tax-free reorganization with the Fully Discretionary Fund.

INVESTOR EXPENSES

    Investors pay various expenses, either directly or indirectly. The figures below are expenses for each Government Income Portfolio (including their shares of the expenses of the corresponding Government Income master fund) for the fiscal year ended March 31, 1997. No Fully Discretionary Fixed Income A, B, C or Qualified Portfolios currently exist, so the figures set forth below for the A, B, C and Q Classes of the Fully Discretionary Fund are expected expenses for the first year of operation of the Fund.

                                                                GOVERNMENT INCOME PORTFOLIOS
                                                -------------------------------------------------------------
                                                                                                  QUALIFIED
                                                 PORTFOLIO A     PORTFOLIO B     PORTFOLIO C      PORTFOLIO
                                                -------------   -------------   -------------   -------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a
  percentage of offering price)...............          4.75%           None            None            None
Sales charge on reinvested dividends..........          None            None            None            None
Deferred sales charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)...............          None(1)         5.00%           1.00%           None
Redemption fee................................          None            None            None            None
Exchange Fee..................................          None            None            None            None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A
  PERCENTAGE OF AVERAGE NET ASSETS (AFTER
  EXPENSE DEFERRAL):..........................
Management fees...............................          0.40%           0.40%           0.40%           0.40%
12b-1 expenses................................          0.25%           0.50%           0.50%           0.25%
Other expenses (after expense deferral) (2)...          0.25%           0.40%           0.40%           0.15%
Total operating expenses (after expense
  deferral) (2)...............................          0.90%           1.30%           1.30%           0.80%

                                                             FULLY DISCRETIONARY
                                                              FIXED INCOME FUND
                                                ---------------------------------------------
                                                 CLASS A     CLASS B     CLASS C     CLASS Q
                                                ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a
  percentage of offering price)...............      4.75%       None        None        None
Sales charge on reinvested dividends..........      None        None        None        None
Deferred sales charge (as a percentage of
  original purchase price or redemption
  proceeds, whichever is lower)...............      None(1)     5.00%       1.00%       None
Redemption fee................................      None        None        None        None
Exchange Fee..................................      None        None        None        None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A
  PERCENTAGE OF AVERAGE NET ASSETS (AFTER
  EXPENSE DEFERRAL):..........................
Management fees...............................      0.45%       0.45%       0.45%       0.45%
12b-1 expenses................................      0.25%       0.50%       0.50%       0.25%
Other expenses (after expense deferral) (2)...      0.60%       0.75%       0.75%       0.18%
Total operating expenses (after expense
  deferral) (2)...............................      1.30%       1.70%       1.70%       0.88%

------------------------------
(1) Shareholders who buy $1 million in shares without paying a sales charge may be charged a contingent deferred sales charge of 1% on redemptions made within one year of purchase.

(2) The Investment Adviser has voluntarily agreed to defer its management fees and to absorb other operating expenses payable by the master funds and the Portfolios through March 31, 1999, and will do so for the various Classes of the Fully Discretionary Fixed Income fund through March 31, 1999. For the Government Income A, B, C and Qualified Portfolios, Total operating expenses would have been 7.67%, 8.33%, 4.98% and 2,789.64%, respectively, and Other expenses would have been 7.02%, 7.43%, 4.08%, and 2,788.99%, respectively, absent the deferral. For the Class A, B, C and Q shares of the Fully Discretionary Fixed Income Fund, expected Total operating expenses are 6.18%, 4.35%, 3.92% and 268.01%, respectively, and estimated Other expenses are 5.53%, 3.45%, 3.02%, and 267.36%, respectively, absent the deferral. Because of the 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE:


    The following table shows what an investor would pay if he invested in a Government Income Portfolio or a Class of the Fully Discretionary Fund over the various time frames involved. The table assumes continuation of the expense levels indicated above, that all dividends are reinvested, and that the average annual return is 5%. The example is for comparison purposes only and is not a representation of actual expenses and returns, either past or future.



                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
GOVERNMENT INCOME PORTFOLIOS
  Portfolio A................................................................   $      56    $      75    $      95    $     153
  Portfolio B
    Assuming redemption at end of time period (1)............................   $      65    $      75    $      95    $     157
    Assuming no redemption...................................................   $      13    $      41    $      71    $     157
  Portfolio C
    Assuming redemption at end of time period (1)............................   $      24    $      41    $      71    $     157
    Assuming no redemption...................................................   $      13    $      41    $      71    $     157
  Qualified Portfolio........................................................   $       8    $      26    $      44    $      99
FULLY DISCRETIONARY FIXED INCOME FUND
  Class A....................................................................   $      60    $      87    $     115    $     197
  Class B....................................................................
    Assuming redemption at end of time period (2)............................   $      69    $      87    $     116    $     185
    Assuming no redemption...................................................   $      17    $      54    $      92    $     201
  Class C....................................................................
    Assuming redemption at end of time period (2)............................   $      28    $      54    $      92    $     201
    Assuming no redemption...................................................   $      17    $      54    $      92    $     201
  Class Q....................................................................   $       9    $      28    $      49    $     108


------------------------

(1) Assumes deduction of a contingent deferred sales charge and no exchange of Portfolio B shares for Portfolio A shares seven or more years after purchase.

(2) Assumes deduction of a contingent deferred sales charge and automatic exchange of Portfolio B shares for Portfolio A shares seven years after purchase.

                 PROPOSAL 1.  AMENDMENT OF DECLARATION OF TRUST

    At the Meeting, shareholders of the Institutional Portfolios of the Trust (including the Fully Discretionary Fixed Income Institutional Portfolio) will be asked to approve an amendment to the Trust's Declaration of Trust to permit the Board of Trustees to create multiple classes of the Institutional Portfolios. As this Proposal affects only the Institutional Portfolios, it is not being submitted to the shareholders of the Government Income Portfolios.

                 PROPOSAL 2.  AMENDMENT OF INVESTMENT POLICIES

    At the Meeting, shareholders of the Money Market portfolio and the Institutional portfolios will be asked to authorize the Board of Trustees to eliminate each such portfolio's current policy of investing all of its assets in the corresponding master fund of the Master Trust. As this Proposal affects only the Money Market and Institutional portfolios, it is not being submitted to the shareholders of the Government Income Portfolios.

            PROPOSAL 3.  APPROVAL OF THE PROPOSED GOVERNMENT INCOME
                           PORTFOLIOS REORGANIZATION

    At the Meeting, shareholders of the A, B, C, and Qualified Government Income Portfolios will be asked to approve the proposed Government Income Portfolios Reorganization.

DESCRIPTION OF THE PROPOSED GOVERNMENT INCOME PORTFOLIOS
  REORGANIZATION

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the proposed Government Income Portfolios Reorganization will be completed are set forth in the Agreement and Plan of Reorganization (the "Reorganization Agreement") attached as Appendix A. The following is a summary of the Reorganization Agreement.

    The Reorganization Agreement provides for the completion of the Government Income Portfolios Reorganization (the "Closing") in several steps:

        First, upon completion of the Multi-Class Reorganization, the Fully Discretionary Fixed Income Institutional Portfolio will be renamed the "Fully Discretionary Fixed Income Fund," and its existing shares will be designated Class I shares of the Fund.

        Second, the Government Income master fund will dissolve and distribute its assets in kind (i.e., in the form of the bonds or other investment securities held by the master fund) to the A, B, C and Qualified Government Income Portfolios.


        Third, the A, B, C and Qualified Government Income Portfolios will transfer their assets and liabilities to the Fully Discretionary Fixed Income Fund, which assets will be managed in the same manner as other Fund investments. In exchange, each Government Income Portfolio will receive Class A, B, C or Q shares of the Fully Discretionary Fixed Income Fund with the same total net asset value as the assets being transferred.


        Finally, each A, B, C and Qualified Government Income Portfolio will distribute the Fully Discretionary Fixed Income Fund shares it receives to its shareholders, and will dissolve. For example, Government Income Portfolio A will distribute the Class A shares of the Fully Discretionary Fixed Income Fund to its shareholders. Each former shareholder of Government Income Portfolio A will then hold Class A shares of the Fully Discretionary Fixed Income Fund with the same net asset value as the shares of the Government Income Portfolio A he previously held.

    The Closing is subject to various conditions, including the completion of the Multi-Class Reorganization, approval of the Government Income Portfolios Reorganization by a majority of shares of each A, B, C, and Qualified Government Income Portfolio, dissolution of the Government Income master fund, completion of all filings with, and receipt of all necessary orders and approvals from, the Securities and Exchange Commission (the "SEC"), delivery of legal opinions regarding the Federal tax consequences of the Government Income Portfolios Reorganization, and other customary corporate and securities matters. Any conditions may be waived by the Board of Trustees of the Trust if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders. The Reorganization Agreement may be terminated at any time if the Board of Trustees determines in good faith that the Government Income Portfolios Reorganization is not in the best interests of the shareholders of the Government Income Portfolios or the Fully Discretionary Fixed Income Fund.

FEDERAL TAX CONSEQUENCES


    As a condition to the closing, the Trust will receive an opinion from Paul, Hastings, Janofsky & Walker LLP, the legal counsel to the Trust, to the effect that under the Internal Revenue Code the Government Income Portfolios Reorganization will not result in any taxable income to the Government Income Portfolios or their shareholders. This legal opinion will not be binding on the Internal Revenue Service or any other taxing authority, and the Trust does not intend to seek a private letter ruling or advisory opinion from the Internal Revenue Service with respect to the tax effects of the Government Income Portfolios Reorganization.



    At the time of the closing, one or more of the Government Income Portfolios may have unused capital loss carryovers for federal income tax purposes. The Fully Discretionary Fixed Income Fund will be entitled to utilize such carryovers, subject to certain limitations. The fraction of such a loss carryover that can deducted by the Fund during the period between the closing date and the end of the Fund's fiscal year on March 31, 1998 will be equal to the number of days in such period divided by 365. In addition, depending on the extent to which the reorganizations result in a change in shareholders' proportionate interests in the Fund compared with their interests in a Portfolio, the Portfolio's loss carryover that the Fund can deduct in any post-acquisition fiscal year may be limited to an amount equal to the product of the value of the Portfolio at the closing and the long-term tax-exempt tax rate at the time (5.23% for January 1998). It is not possible to predict at this time whether any Portfolios will have unused capital loss carryovers at the closing or the impact of any such limitations.


CHANGE OF FUND NAME

    After the Multi-Class Reorganization and the Government Income Portfolios Reorganization are completed, the Fully Discretionary Fixed Income Fund will be renamed the High Quality Bond Fund, to better reflect its investment objective and policies.

COMPARISON OF THE GOVERNMENT INCOME PORTFOLIOS AND THE FULLY
  DISCRETIONARY FIXED INCOME FUND

    The Trust is an open-end management investment company currently offering a number of separate diversified portfolios with differing sales load, shareholder services plan and distribution plan arrangements. The Trust was organized in December 1992 as a business trust under the laws of the State of Delaware. If the Multi-Class Reorganization is approved and completed, shareholders of each Institutional portfolio series of the Trust will become Class I shareholders of the same series (which will be renamed a "Fund"), and shareholders of each A, B, C and Qualified portfolio series of the Trust will become Class A, B, C and Q shareholders of the corresponding Fund.

    Pursuant to the Multi-Class Reorganization, the Fully Discretionary Fixed Income Institutional Portfolio of the Trust will be renamed the "Fully Discretionary Fixed Income Fund" of the Trust, and its existing shareholders will hold Class I shares of the Fully Discretionary Fixed Income Fund. As a result of the proposed Government Income Portfolios Reorganization, each shareholder of an A, B, C, or Qualified Government Income Portfolio will hold Class A, B, C or Q shares of the Fully Discretionary Fixed Income Fund with the same net asset value as his current shares.

    A brief comparison of the Government Income Portfolios with the Fully Discretionary Fixed Income Fund is set forth below:

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The Government Income Portfolios seek, as their investment objective, current income consistent with prudent investment risk and preservation of capital. They invest (through the Government Income master fund) primarily in intermediate term government bonds. The Fully Discretionary Fixed Income Fund seeks to maximize total return through an actively managed diversified portfolio of debt securities.

    Under normal conditions, the Government Income Portfolios, through the Government Income master fund, invest at least 75% of their total assets in securities issued by the U.S. Government and its agencies and instrumentalities. They invest the remainder primarily in non-agency mortgage-related securities, domestic and foreign investment grade debt obligations and short-term investments. The Fully Discretionary Fixed Income Fund, under normal conditions, invests at least 65% of its total assets in investment grade debt securities issued by U.S. and foreign corporations and U.S. and foreign governments and their agencies and instrumentalities. In addition, unlike the Government Income Portfolios, the Fully Discretionary Fixed Income Fund may invest in municipal debt securities and may invest up to 20% of its assets in debt securities rated below investment grade.

    The investment policies of the Government Income Portfolios and the Fully Discretionary Fixed Income Fund also differ in certain other significant respects. Both the Government Income Portfolios and the Fully Discretionary Fixed Income Fund may enter into interest rate or financial futures contracts and into foreign currency futures contracts (and options on those futures contracts) as hedging techniques. However, the Fully Discretionary Fixed Income Fund may also write covered call and secured put options on securities and securities indexes and may enter into interest rate and currency swaps as hedging techniques, subject to the limitation that it may not enter into such hedging transactions if as a result more than 25% of its net assets would be hedged or more than 25% of its net assets would be used as cover for options it has written. In addition to hedging transactions, the Fully Discretionary Fixed Income Fund may enter into options, futures and swap transactions to enhance potential gains in circumstances where hedging is not involved, provided that its net loss exposure from such transactions does not exceed 5% of its net assets at any time.

RISK FACTORS

    As noted above, the investment objectives, policies and restrictions of the Government Income Portfolios and the Fully Discretionary Fund differ in some respects. As a result of these differences, an investment in the Fully Discretionary Fixed Income Fund involves greater risk than an investment in a Government Income Portfolio.

    The values of both the Government Income Portfolios' and the Fully Discretionary Fixed Income Fund's portfolios fluctuate in response to movements in interest rates. However, the average duration of the Fully Discretionary Fixed Income Fund's portfolio will range from two to eight years, compared to three to six years for the Government Income Portfolios. Although longer maturity securities generally have higher yields, they also have greater fluctuations in price. In addition, by including in its portfolio a greater portion of securities issued by domestic and foreign companies, states and municipalities, the Fully Discretionary Fixed Income Fund incurs market and credit risks, in addition to interest rate risks, that are greater than those incurred by the Government Income Portfolios, which have investment portfolios consisting primarily of securities issued by the U.S. Government and its agencies and instrumentalities.

Although at least 65% of the Fully Discretionary Fixed Income Fund's total assets will be comprised of investment grade securities, the prices of such securities are likely to change more than those of U.S. Government securities, and thus the net asset values of the Fund's shares are likely to move more in price than those of the Government Income Portfolios. Furthermore, credit ratings of portfolio securities are heavily weighted by past developments and do not necessarily reflect probable future conditions, securities in the lower investment grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to the issuers' weakened capacity to pay interest and principal than would be the case with higher rated investment grade securities.

    In addition, the Fully Discretionary Fixed Income Fund may invest up to 20% of its assets in debt and convertible securities rated below investment grade. Securities rated below investment grade, commonly referred to as "junk bonds" or "high-yield, high risk bonds," are subject to greater risk of loss of income and principal than higher rated bonds and are considered to be predominantly speculative. The issuers' capacity to pay interest and repay principal may decline during sustained periods of deteriorating economic conditions or rising interest rates, and such bonds are subject to wider market and yield fluctuations than higher-rated securities. The markets for such securities may be thinner and less active than higher-rated securities, which can adversely affect the prices at which the securities can be sold and the Fund's ability to accurately price the securities. The Fund may purchase securities with any rating (or comparable unrated securities), including securities currently in payment default. Although Nicholas-Applegate Capital Management (the "Investment Adviser") will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, there can be no assurance that losses will not occur.

    Furthermore, the Fully Discretionary Fixed Income Fund may invest an unlimited portion of its portfolio in securities of foreign companies and governments, compared to a limit of 35% for the Government Income Portfolios. Such investments bear special risks, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political, and social factors than are the prices of securities in the United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect foreign investments. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. Neither the Government Income Portfolios nor the Fully Discretionary Fixed Income Fund will invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction; if such restrictions develop after an investment is made, the Investment Adviser will take such actions as it concludes are appropriate under the circumstances.

    The Fully Discretionary Fixed Income Fund may invest in securities issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"), including general obligation and revenue bonds. The issuers of municipal securities may become subject to laws enacted in the future by state or local legislative bodies or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of the issuers to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of or interest on its municipal obligations may be materially affected.

    The Fully Discretionary Fixed Income Fund may use options on securities and securities indexes for hedging purposes and in non-hedging transactions to enhance potential gain. There is a risk that the prices of the options may not correlate perfectly with the prices of the securities in its portfolio. This may cause the options to react differently than the Fund's portfolio securities to market changes. In addition, the Investment Adviser could be incorrect in its expectations about the direction or extent of market movements, in which case the Fund could lose money on an option. The Fund may also use dealer options, which lack the liquidity of exchange traded options and involve the risk that the securities dealers participating in the transactions will fail to meet their obligations. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market will exist for these instruments, which could prevent the Fund from liquidating an unfavorable position.

    Interest rate and currency swap transactions in which the Fully Discretionary Fixed Income Fund may invest require the Fund to rely on the other party to the transaction to perform its obligations pursuant to the swap agreement. In the event of a default by the other party, the Fund would have contractual remedies against the defaulting party but there is no assurance that the Fund would be able to obtain the expected benefit from the transaction.

INVESTMENT ADVISER

    All of the Portfolios of the Trust, including the Government Income Portfolios, currently invest their assets in the corresponding series of the Master Trust managed by the Investment Adviser, and the Portfolios do not themselves engage the services of the Investment Adviser or any other investment manager. Upon completion of the Multi-Class Reorganization, the Trust will enter into a new investment advisory agreement with the Investment Adviser on behalf of all of its portfolios, including the Fully Discretionary Fixed Income Fund, on terms and conditions identical in all material respects to the terms and conditions of the current investment advisory agreement between the Investment Adviser and the Master Trust.

    The investment advisory fees currently paid by the Government Income Portfolios will increase slightly as a result of the proposed Government Income Portfolios Reorganization. As compensation for the services it provides to the Government Income master fund, the Investment Adviser receives a monthly fee at the rate of 0.40% of the first $500 million of the master fund's net assets, and 0.35% of net assets in excess of $500 million. As compensation for the services it provides to the Fully Discretionary Fixed Income Fund, the Investment Adviser will receive a monthly fee at the rate of 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million.

    The expense cap voluntarily applied by the Investment Adviser to the Fully Discretionary Fixed Income Fund will be higher than the expense cap currently voluntarily applied to the Government Income Portfolios. To limit the expenses of the Government Income Portfolios, the Investment Adviser has voluntarily agreed to defer its fees payable by the Government Income master fund, and to absorb other operating expenses payable by the master fund and the Government Income Portfolios, through March 31, 1999, to ensure that the expenses allocable to each Portfolio (excluding interest, taxes, brokerage commission and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including the Portfolio's proportionate share of the master fund's similar operating expenses) do not exceed the following respective percentages of the Portfolios' average net assets on an annual basis: Portfolio A--0.90%; Portfolio B--1.30%; Portfolio C--1.30%; Qualified Portfolio--0.80%. To limit the expenses of the various Classes of the Fully Discretionary Fixed Income Fund, the Investment Adviser has voluntarily agreed to similar expense deferrals through March 31, 1999, as follows: Class A--1.30%;

Class B--1.70%; Class C--1.70%, Class Q--0.88%. As was the case with the Government Income Portfolios, each Class of the Fully Discretionary Fixed Income Fund will reimburse the Investment Adviser for fees deferred or other expenses paid in later years in which operating expenses for the Class are less than the applicable percentage limitation for any such year. In both cases, no interest, carrying or finance charge will be paid with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, in both cases unreimbursed amounts will not be payable upon termination or non-renewal of the investment advisory agreement. Although the limitations are voluntary, they have been in effect since the inception of the Government Income Portfolios and Fully Discretionary Fixed Income Institutional portfolio, and the Investment Adviser has no current intention of terminating the limitations applicable to the Classes of the Fully Discretionary Fixed Income Fund.

ADMINISTRATIVE SERVICES

    Investment Company Administration Corporation ("ICAC") currently serves as the principal administrator of the Trust and the Master Trust and, pursuant to Administration Agreements with the Trust and the Master Trust, is responsible for performing all administrative services required for the daily business operations of the Trust and the Master Trust, subject to the supervision of the Board of Trustees of the Trust and the Master Trust. After the Multi-Class Reorganization, the Master Trust's Administration Agreement will be terminated, and the Trust will enter into a new Administration Agreement on terms and conditions substantially identical to those applicable to the portfolios immediately prior to the Multi-Class Reorganization, except for the fee adjustments described below.

    The total fees paid to ICAC with respect to the Government Income Portfolios and the Government Income master fund for the fiscal year ended March 31, 1997 were $27,846 (.58% of the Government Income Portfolios' average net assets). Under its new Administration Agreement with the Trust, ICAC will receive annual fees from the Fully Discretionary Fund equal to the Fully Discretionary Fund's pro rata portion (based on its net assets compared to the Trust's total net assets) of a fee equal to 0.05% of the first $100 million of the Trust's average net assets, 0.04% of the next $150 million, 0.03% of the next $300 million, 0.02% of the next $300 million and 0.01% thereafter, subject to a $40,000 annual minimum. If this fee arrangement had been in effect for the year ended March 31, 1997, the total fees paid to ICAC with respect to the Government Income Portfolios would have been unchanged--$27,846 (.58% of average net assets).

    Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is currently responsible for providing all administrative services to the Trust which are not provided by ICAC or by the Trust's distributor, transfer agents, accounting agents, independent accountants and legal counsel. The Administrative Services Agreement will be amended to add the Funds (including the Fully Discretionary Fixed Income Fund) as parties on terms and conditions substantially identical to the terms and conditions applicable to the portfolios immediately prior to the Multi-Class Reorganization.

    PFPC Inc. currently provides day-to-day accounting services to the Trust and the Master Trust pursuant to Accounting Services Agreement with the Trust and the Master Trust. After the Multi-Class Reorganization, the Master Trust's Accounting Services Agreement will be terminated, and the fee schedule for the Trust's Accounting Services Agreement will be amended.


    Under its current Accounting Services Agreement with the Trust, PFPC receives annual fees from the Government Income Portfolios aggregating $50,664 and from the Government Income master fund equal to $6,250 plus 0.03% of average daily net assets from $100 million to $250 million, 0.02% of the next $250 million, and 0.15% thereafter. The total fees paid to PFPC with respect to the Government Income Portfolios and the Government Income master fund for the fiscal year ended March 31, 1997 were $114,358 (2.4% of the Government Income Portfolios' average net assets). Under its new fee schedule with the Trust, PFPC will receive annual fees from the Fully Discretionary Fund equal to its pro rata portion (based on its net assets compared to the Trust's total net assets) of a fee equal to the sum of (i) $75,000 per

Fund, plus (ii) 0.03% of each Fund's average daily net assets from $100 million to $250 million, 0.02% of the next $250 million, and 0.15% over $500 million, plus (iii) $12,000 per Class of shares of each Fund. If this arrangement had been in effect for the year ended March 31, 1997, the total fees paid to PFPC with respect to the Government Income Portfolios would have been $75,497 (.82% of average net assets).


DISTRIBUTOR, TRANSFER AGENT AND CUSTODIAN

    Nicholas-Applegate Securities currently serves as the principal underwriter and distributor for the Trust pursuant to a Distribution Agreement with the Trust, State Street Bank and Trust Company currently serves as the transfer agent for the Trust pursuant to a Transfer Agency and Services Agreement with the Trust, and PNC Bank currently serves as the custodian for the Trust pursuant to a Custodian Services Agreement with the Trust. The Distribution Agreement, the Transfer Agency and Service Agreement and the Custodian Services Agreement will be amended to add the Funds (including the Fully Discretionary Fixed Income
Fund) as parties to each on terms and conditions substantially identical to the terms and conditions applicable to the portfolios immediately prior to the Multi-Class Reorganization. The Master Trust has similar arrangements for which it pays nominal fees, which will be terminated upon completion of the Multi-Class Reorganization.


PRO FORMA CAPITALIZATION


    The following table shows the capitalization of the Fully Discretionary Fixed Income Portfolio at October 31, 1997 (unaudited) and on a pro forma basis giving effect to the Multi-Class Reorganization and the Government Income Portfolios Reorganization:

                              CAPITALIZATION TABLE


                                                                            FULLY
                                                                        DISCRETIONARY      FULLY DISCRETIONARY
                                                  GOVERNMENT INCOME     FIXED INCOME        FIXED INCOME FUND
                                                    PORTFOLIOS (1)      PORTFOLIO (1)    COMBINED PRO FORMA (2)
                                                  ------------------  -----------------  -----------------------
Portfolio A.....................................     $  1,103,818                None    $   1,103,818(Class A)
Portfolio B.....................................     $  1,924,564                None    $   1,924,564(Class B)
Portfolio C.....................................     $  4,283,869                None    $   4,283,869(Class C)
Qualified Portfolio.............................     $     17,075                None    $      17,075(Class Q)
Institutional Portfolio.........................             None       $  14,603,640    $  14,603,640(Class I)


------------------------

(1) As of October 31, 1997.

(2) After giving effect to the Multi-Class Reorganization and the Government Income Portfolios Reorganization.

PURCHASES AND REDEMPTIONS

    Shareholders of the Government Income Portfolios who receive shares of corresponding Classes of the Fully Discretionary Fixed Income Fund in the Government Income Portfolios Reorganization will be able to purchase and redeem shares in the Fund in substantially the same manner and subject to substantially the same conditions as shares in the Portfolios presently are purchased and redeemed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Government Income Portfolios currently pay monthly dividends of net investment income and annual contributions of net capital gains, if any. Following the Government Income Portfolios Reorganization, the Fully Discretionary Fixed Income Fund will declare and pay dividends annually rather than monthly, and will calculate and make annual distributions of net capital gains, if any.

    The Trust has elected to qualify each Government Income Portfolio and the Fully Discretionary Fixed Income Institutional Portfolio as a regulated investment company under Subchapter M of the Code, and intends that the Fully Discretionary Fixed Income Fund will remain so qualified. As a regulated investment company, the Fully Discretionary Fixed Income Fund will be entitled to the same benefits and subject to the same tax regulations as the Government Income Portfolios immediately prior to the Government Income Portfolios Reorganization.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Investment Adviser will execute the portfolio transactions and allocate the brokerage business of the Fully Discretionary Fixed Income Fund subject to policies established by the Board of Trustees of the Trust which are substantially identical to those in effect with respect to the Government Income master fund immediately prior to the Multi-Class Reorganization.

SHAREHOLDERS' RIGHTS

    The rights of shareholders of the Classes of the Fully Discretionary Fixed Income Fund will be identical in all material respects to those of shareholders of the Government Income Portfolios, except that Class B shares will convert automatically to Class A shares seven years after purchase. As was the case before the Multi-Class Reorganization, the shareholders of the Trust will vote in the aggregate on all matters except those affecting only a particular Fund or Class, in which case only the shareholders of the affected Fund or Class will vote. Because the Government Income Portfolios Reorganization will increase the size of the Fully Discretionary Fixed Income Fund, the voting power of individual shareholders will be diluted with respect to matters on which shareholders vote on a Fund-wide basis rather than on an individual Class basis.

FURTHER INFORMATION ABOUT THE GOVERNMENT INCOME PORTFOLIOS AND THE FULLY
  DISCRETIONARY FIXED INCOME FUND

    Further information about the Government Income Portfolios and the Fully Discretionary Fixed Income Institutional Portfolio is contained in their current prospectuses and statements of additional information, which are incorporated herein by reference. A copy of the Fully Discretionary Fixed Income Fund's preliminary prospectus accompanies this Proxy Statement. The Trust will also provide its most recent annual reports to shareholders with respect to the Fully Discretionary Fixed Income Institutional Portfolio for the year ended March 31, 1997, and its semiannual report to shareholders for the six months ended September 30, 1997, upon request. These documents are available without charge by writing to the Trust at 600 West Broadway, San Diego, California 92101, or by calling (800) 551-8045.

    The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and as required by those Acts file reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the SEC's regional offices at 219 South Dearborn Street, Chicago, Illinois and 75 Park Place, New York, New York. They may also be viewed on the Internet at www.sec.gov. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, Washington, D.C. 20549.

APPROVAL OF THE BOARD OF TRUSTEES

    As discussed above, the Board of Trustees believes that the proposed Government Income Portfolios Reorganization will be advantageous to the shareholders of the Portfolios. At their current sizes, the Government Income Portfolios are too small to operate in a cost effective manner. Management of the Trust does not foresee any significant increases in the assets of the Government Income Portfolios or the

Government Income master fund in the near future which would change this situation. Although Nicholas-Applegate Capital Management has been voluntarily subsidizing the Portfolios' operations, it is not willing to continue to do so in the future, even after completion of the Multi-Class Reorganization.

    Although the Fully Discretionary Fixed Income Fund will have slightly higher expenses than the Government Income Portfolios, management believes that, as a result of the Multi-Class Reorganization and the Government Income Portfolios Reorganization, the combined asset base of the Fund will permit it to spread reduced expenses over a larger asset base, with reasonable prospects for further increases in assets and correspondingly lower expenses in the future. Furthermore, the investment objective of the Fully Discretionary Fixed Income Fund is similar to that of the Government Income Portfolios, and a substantial portion of the Fund's portfolio will be comprised of investment-grade securities. Thus, the Board of Trustees believes that the shareholders of the Government Income Portfolios should be able to continue to meet their primary goal of current income from a portfolio comprised principally of high quality fixed income securities after completion of the Government Income Portfolios Reorganization.

    The Board of Trustees believes that the only practical alternative to the proposed Government Income Portfolios Reorganization would be a taxable liquidation of the Portfolios, which would not be preferable to the proposed tax-free reorganization with the Fully Discretionary Fixed Income Fund. However, if for any reason the proposed Government Income Portfolios Reorganization is not completed, the Board of Trustees currently believes that its only option will be such a liquidation.

VOTE REQUIRED

    Approval of the Government Income Portfolios Reorganization requires the affirmative votes of shareholders holding more than 50% of the outstanding shares of each of the A, B, C and Qualified Government Income Portfolios. If the shareholders of all the A, B, C and Qualified Government Income Portfolios do not approve the proposed Government Income Portfolios Reorganization, or either the Multi-Class Reorganization or the Government Income Portfolios Reorganization is not completed for any other reason, then the Board of Trustees intends to liquidate the Government Income Portfolios.

                       PROPOSAL 4.  ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect Trustees of the Trust to hold office until their successors are elected.

    The Proxy holders intend to vote for the election of the nominees named below, all of whom are currently Trustees of the Trust or the Master Trust. All of the nominees have consented to be named and have indicated their intent to serve if elected. If any nominee is unavailable for any reason, the Proxy holders will consult with the Board of Trustees of the Trust in determining how to vote the shares represented by them.

    The following table indicates, as to each of the nominees for election as a Trustee, his or her name, position with the Trust or Master Trust, age, principal occupation during the past five years, other directorships held in public companies, and the number of shares of the Trust beneficially owned at the Record Date. Unless otherwise indicated and subject to applicable community property and similar laws, each nominee has sole voting and investment power with respect to the shares of the Trust beneficially owned. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act of 1940, as amended).


                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------
FRED C. APPLEGATE, Trustee and   Private investor (since January 1992);
Chairman of the Board of         formerly President, Nicholas-Applegate
Trustees (52) (2)                Capital Management (from August 1984 to
                                 December 1991). Director of
                                 Nicholas-Applegate Fund, Inc. (since 1987).
                                 Mr. Applegate's interests in
                                 Nicholas-Applegate Capital Management, Inc.,
                                 the general partner of the Investment
                                 Adviser, were acquired by Mr. Nicholas in
                                 1991 and 1992.

ARTHUR B. LAFFER, Trustee        Chairman, A.B. Laffer, V.A. Canto &
(57)*(3)                         Associates, an economic consulting firm
                                 (since 1979); Chairman, Laffer Advisors
                                 Incorporated, economic consultants (since
                                 1981); Director, Nicholas-Applegate Fund,
                                 Inc. (since 1987), U.S. Filter Corporation
                                 (since 1991), MasTec, Inc. (construction)
                                 (since 1994), and Coinmach Laundry
                                 Corporation (since 1996); Chairman, Calport
                                 Asset Management, Inc. (since 1992); formerly
                                 Distinguished University Professor and
                                 Director, Pepperdine University (from
                                 September 1985 to May 1988) and Professor of
                                 Business Economics, University of Southern
                                 California (1976 to 1984).

CHARLES E. YOUNG, Trustee        Chancellor, University of California at Los
(66) (2)                         Angeles (1968-1997); Director,
                                 Nicholas-Applegate Fund, Inc. (since 1992);
                                 Director, Intel Corp. (since 1974), Academy
                                 of Television Arts and Sciences Foundation
                                 (since 1988), Los Angeles World Affairs
                                 Council (since 1977) and Town Hall of
                                 California (since 1982).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------
ARTHUR E. NICHOLAS, Trustee      Trustee and Chairman of the Board of Trustees  Emerging Countries I-- 260,406.08
(51)*                            of the Master Trust; Managing Partner and      (5.48%)
                                 Chief Investment Officer, Nicholas-Applegate   International Core Growth
                                 Capital Management, (since 1984), and          I--75,012.60 (4.48%)
                                 Chairman/President, Nicholas-Applegate         International Small Cap Growth
                                 Securities (since 1992). Director and          I--265,159.07 (10.63%)
                                 Chairman of the Board of Directors of          Money Market-- 18,168,200.12
                                 Nicholas-Applegate Fund, Inc., a registered    (31.63%)
                                 open-end investment company, (since 1987).     Worldwide Growth I-- 25,774.81
                                                                                (5.01%)
                                                                                Mini-Cap Growth I-- 231,207.46
                                                                                (6.95%)
                                                                                Latin America--80,000.00 (89.36%)
                                                                                Global Blue Chip--200,000.00
                                                                                (50.12%)
                                                                                Global Growth & Income I--
                                                                                237,382.67 (68.83%)

DANN V. ANGELOFF, Trustee (62)   Trustee of the Master Trust; President, The    Global Growth & Income I--
                                 Angeloff Company, corporate financial          8,334.53 (2.42%)
                                 advisers (since 1976); Director,
                                 Nicholas-Applegate Fund, Inc. (since 1987);
                                 Trustee (1979 to 1987) and University
                                 Counselor to the President (since 1987),
                                 University of Southern California; Director,
                                 Public Storage, Inc., a real estate
                                 investment trust (since 1980), Storage
                                 Properties, a real estate investment trust
                                 (since 1989), Datametrics Corporation, a
                                 producer of computer peripherals and
                                 communication products (since 1993), SEDA
                                 Specialty Packaging, Inc. (since 1993), and
                                 Leslies Poolmart, a distributor of swimming
                                 pool services and products (since 1996).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION AND OTHER INFORMATION             % OF SERIES(1)
-------------------------------  ---------------------------------------------  ---------------------------------

WALTER E. AUCH, Trustee    Trustee of the Master Trust;
(76)*(4)                   Director, Geotech Communications,
                           Inc., a mobile radio communications
                           company (since 1987), Fort Dearborn
                           Fund (since 1987), Brinson Funds
                           (since 1994), Smith Barney Trak Fund
                           (since 1992), registered investment
                           companies; Director, Pimco Advisors
                           L.P., an investment manager (since
                           1994), Banyan Realty Fund (since
                           1987), Banyan Strategic Land Fund
                           (since 1987), Banyan Strategic Land
                           Fund II (since 1988), and Banyan
                           Mortgage Fund (since 1988), real
                           estate investment trusts. Formerly
                           Chairman and Chief Executive
                           Officer, Chicago Board Options
                           Exchange (1979 to 1986) and Senior
                           Executive Vice President, Director
                           and Member of the Executive
                           Committee, PaineWebber, Inc. (until
                           1979).

THEODORE J. COBURN,        Trustee of the Master Trust;
Trustee (44)               Partner, Brown, Coburn & Co., an
                           investment banking firm (since
                           1991); research associate, Harvard
                           Graduate School of Education (since
                           1996); Director, Nicholas-Applegate
                           Fund, Inc. (since 1987), Emerging
                           Germany Fund (since 1991), Moovies,
                           Inc. (since 1995). Formerly Managing
                           Director of Global Equity
                           Transactions Group, and member of
                           Board of Directors, Prudential
                           Securities (1986 to June 1991).

                                                                        SHARES OWNED
                              PRINCIPAL OCCUPATION AND OTHER          BENEFICIALLY AND
NAME, POSITION AND AGE                 INFORMATION                     % OF SERIES(1)
-------------------------  ------------------------------------  ---------------------------
DARLENE DEREMER, Trustee         Trustee of the Master Trust; President and
(42)*(5)                         Founder, DeRemer Associates, a marketing
                                 consultant for the financial services
                                 industry (since 1987); Vice President, PBNG
                                 Funds, Inc. (since 1995); formerly Vice
                                 President and Director, Asset Management
                                 Division, State Street Bank and Trust Company
                                 (from 1982 to 1987), and Vice President, T.
                                 Rowe Price & Associates (1979 to 1982);
                                 Director, Jurika & Voyles Fund Group (since
                                 1994), and King's Wood Montessori School
                                 (since 1995); Member of Advisory Board,
                                 Financial Women's Association (since 1995).

GEORGE F. KEANE, Trustee (68)    Trustee of the Master Trust; President
                                 Emeritus and Senior Investment Adviser, The
                                 Common Fund, a non-profit investment
                                 management organization representing
                                 educational institutions (since 1993), after
                                 serving as its President (from 1971 to 1992);
                                 Member of Investment Advisory Committee, New
                                 York State Common Retirement Fund (since
                                 1982); Director and Chairman of the
                                 Investment Committee, United Negro College
                                 Fund (since 1987); Director, Investor
                                 Responsibility Research Center (since 1987),
                                 United Educators Risk Retention Group (since
                                 1989), RCB Trust Company (since 1991),
                                 School, College and University Underwriters
                                 Ltd. (since 1986), The Bramwell Funds, Inc.
                                 (since 1994) Trustee, Fairfield University
                                 (since 1993), Universal Stainless & Alloy
                                 Products, Inc. (since 1994), Chairman of the
                                 Board, Trigen Energy Corporation (since
                                 1994); Trustee, Fairfield University (since
                                 1993). Formerly President, Endowment
                                 Advisers, Inc. (from August 1987 to December
                                 1992).


------------------------


(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each series.


(2) Member of the Trust's Audit Committee and Nominating Committee.

(3) Mr. Laffer will be considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates has received substantial compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during the last two fiscal years his son was an employee of the Investment Adviser.

(4) Mr. Auch will be considered to be an "interested person" of the Trust because he is on the board of a company a subsidiary of which is a broker-dealer.

(5) Ms. DeRemer will be considered to be an "interested person" of the Trust because DeRemer Associates has received substantial compensation from the Investment Adviser for consulting services provided in connection with its institutional business.

    The Board of Trustees of the Trust met four times during the fiscal year ended March 31, 1997. All of the Trustees attended at least 75% of the meetings.

    The members of the Audit Committee of the Board of Trustees of the Trust, neither of whom is affiliated with the Investment Advisor, oversee and review the audit procedures of the Trust and assist the Board in fulfilling its responsibilities relating to Trust accounting and reporting practices. During the fiscal year ended March 31, 1997, the Audit Committee held two meetings. The same persons serve as members of the Nominating Committee of the Board of Trustees, and are responsible for nominating persons to fill vacancies on the Board. The Nominating Committee did not meet during the fiscal year ended March 31, 1997.

OFFICERS OF THE TRUST

    The following table indicates, as to each executive officer of the Trust, his or her name, position with the Trust, principal occupational during the past five years, other directorships held in public companies and the number of shares of the Trust beneficially owned at the Record Date.


                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME AND POSITION                PRINCIPAL OCCUPATION AND OTHER INFORMATION              % OF SERIES(1)
-----------------------------  -----------------------------------------------  ---------------------------------
JOHN D. WYLIE                  President of the Master Trust; Partner (since    Fully Discretionary Fixed Income
President                      January 1994), Chief Investment                  I--20,786.89 (1.79%) High Yield
                               Officer--Investor Services Group (since          Bond I-- 20,564.33 (6.04%)
                               December 1995), and Portfolio Manager (since
                               January 1990), Nicholas-Applegate Capital
                               Management.

THOMAS PINDELSKI               Chief Financial Officer of the Master Trust;
Chief Financial Officer        Partner (since January 1996) and Chief
                               Financial Officer, Nicholas-Applegate Capital
                               Management (since January 1993), and Chief
                               Financial Officer, Nicholas-Applegate
                               Securities (since January 1993); formerly Chief
                               Financial Officer, Aurora Capital Partners/
                               WSGP Partners L.P., an investment partnership
                               (from November 1988 to January 1993), and Vice
                               President and Controller, Security Pacific
                               Merchant Banking Group (from November 1986 to
                               November 1988).

                                                                                          SHARES OWNED
                                                                                        BENEFICIALLY AND
NAME AND POSITION                PRINCIPAL OCCUPATION AND OTHER INFORMATION              % OF SERIES(1)
-----------------------------  -----------------------------------------------  ---------------------------------
PETER J. JOHNSON               Vice President of the Master Trust; Partner,
Vice President                 Nicholas-Applegate Capital Management (since
                               January 1992) and Vice President,
                               Nicholas-Applegate Securities (since December
                               1995); formerly Marketing Director, Pacific
                               Financial Asset Management Company, an
                               investment management firm (from July 1989 to
                               December 1991), and Senior Marketing
                               Representative, Fidelity Investments
                               Institutional Services (from August 1987 to
                               July 1989).

E. BLAKE MOORE, JR.            Secretary of the Master Trust; Partner (since
Secretary                      January 1998), General Counsel and Secretary,
                               Nicholas-Applegate Capital Management and
                               Nicholas-Applegate Securities (since 1993);
                               formerly Attorney, Luce, Forward, Hamilton &
                               Scripps (from 1989 to 1993).


------------------------


(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the Trust's outstanding shares.


REMUNERATION OF TRUSTEES AND OFFICERS

    Each Trustee of the Trust and the Master Trust who is not an officer or affiliate of the Trust or the Master Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee, and $1,000 for each meeting attended ($2,000 per committee meeting for committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

    The following table sets forth the aggregate compensation paid by the Trust and the Master Trust for the fiscal year ended March 31, 1997, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's or Master Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                      PENSION OR
                                                                      RETIREMENT                         TOTAL
                                                        AGGREGATE      BENEFITS                       COMPENSATION
                                                      COMPENSATION    ACCRUED AS       ESTIMATED       FROM TRUST
                                                      FROM TRUST OR  PART OF TRUST  ANNUAL BENEFITS   COMPLEX PAID
NAME                                                  MASTER TRUST     EXPENSES     UPON RETIREMENT    TO TRUSTEE
----------------------------------------------------  -------------  -------------  ---------------  --------------
Fred C. Applegate...................................    $  10,635           None             N/A     $  36,250(47*)
Arthur B. Laffer....................................    $   9,558           None             N/A     $  31,750(47*)
Charles E. Young....................................    $   9,827           None             N/A     $  31,750(47*)
Dann V. Angeloff....................................    $  10,635           None             N/A     $  36,750(16*)
Walter E. Auch......................................    $   9,827           None             N/A     $  18,250(15*)
Theodore J. Coburn..................................    $   9,827           None             N/A     $  34,250(16*)
Darlene DeRemer.....................................    $   9,558           None             N/A     $  17,250(15*)
George F. Keane.....................................    $   9,827           None             N/A     $  18,250(15*)

------------------------

* Indicates number of funds in Trust complex.

VOTE REQUIRED

    A plurality of votes cast at the Meeting, in person or by proxy, will elect a Trustee. Election of Trustees is contingent upon completion of the Reorganization. If for any reason the Reorganization is not completed, the current Trustees of the Trust will remain in office.

               PROPOSAL 5.  SELECTION OF INDEPENDENT ACCOUNTANTS

    At the meeting, shareholders will be asked to ratify the selection by the Board of Trustees of the Trust of Ernst & Young L.L.P. as the independent accountants to the Trust for the fiscal year ended March 31, 1998. Ernst & Young L.L.P. has acted as independent accountants to the Trust since 1996.

VOTE REQUIRED

    The affirmative vote of a majority of the shares of the Trust present in person or by proxy at the Meeting is required to ratify the selection of Ernst & Young L.L.P. as independent accountants for the Trust. If for any reason this Proposal is not approved, the Board of Trustees of the Trust will take such action as they deem appropriate, which may include retention of another accounting firm or re-proposal of Ernst & Young L.L.P. to the shareholders of the Trust.

                                 OTHER MATTERS

    At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice of Meeting. If other matters are properly presented to the Meeting for action, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on those matters.

                          NEXT MEETING OF SHAREHOLDERS

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization (this "Agreement") is made as of the 1st day of January, 1998, by and among Nicholas-Applegate Mutual Funds, a Delaware business trust (the "Trust") on behalf of the Government Income A, B, C and Qualified Portfolio series of the Trust (each a "Government Income Portfolio" and, collectively, the "Government Income Portfolios"), and the Trust on behalf of the Fully Discretionary Fixed Income Institutional Portfolio series of the Trust (the "Fully Discretionary Portfolio").

                                   BACKGROUND

    WHEREAS, the Government Income Portfolios and the Fully Discretionary Portfolio are series of the Trust, a registered open-end management investment company that invests all of the assets of each of its series in corresponding series of Nicholas-Applegate Investment Trust, a Delaware business trust (the "Master Trust").

    WHEREAS, the series of the Master Trust, including the Government Income Fund series (the "Government Income Master Fund") and the Fully Discretionary Fixed Income Fund series (the "Fully Discretionary Master Fund"), will dissolve and distribute their assets in kind to the corresponding series of the Trust, including the Government Income Portfolios and the Fully Discretionary Portfolio, respectively, immediately prior to the transactions contemplated by this Agreement.

    WHEREAS, the Board of Trustees of the Trust (the "Board of Trustees") has approved and submitted to the shareholders of all A, B, C and Qualified portfolios of the Trust other than the Government Income Portfolios (the "Reorganizing Portfolios") a plan of reorganization (the "Multi-Class Reorganization") pursuant to which the name of each corresponding Institutional portfolio of the Trust will be changed to a "Fund" and the current shares of such portfolio will be designated as Class I shares of the Fund; the assets of the Reorganizing Portfolios will be transferred to the corresponding Funds in exchange for Class A, B, C and Qualified shares of the Funds; the shareholders of the Reorganizing Portfolios will receive (in exchange for their current shares) shares of corresponding classes of the corresponding Funds; and the assets of the Funds will be managed pursuant to an Investment Advisory Agreement between the Trust and Nicholas-Applegate Capital Management (the "Investment Adviser") rather than by the Master Trust.

    WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") which will consist, among other things, of a change in the name of the Fully Discretionary Fixed Income Institutional Portfolio series of the Trust to the Fully Discretionary Fixed Income Fund (the "Fully Discretionary Fund"); creation by the Board of Trustees of Class A, B, C and Q shares of the Fully Discretionary Fund; the transfer of assets of the Government Income A, B, C and Qualified Portfolios to the Fully Discretionary Fund in exchange for a similar number of Class A, B, C or Q shares of the Fully Discretionary Fund (the "Fund Shares"); and distribution by the Government Income Portfolios of the Fund Shares to their shareholders and dissolution of the Government Income Portfolios.

    WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of each Government Income Portfolio and of the Fully Discretionary Portfolio and that their interests would not be diluted as a result of the transactions contemplated thereby.

                                   AGREEMENT

    NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1.
                           MULTIPLE CLASSES OF SHARES

    SECTION 1.1 CREATION OF MULTIPLE CLASSES OF SHARES. Effective on the Closing Date, as defined in Article IV, the Board of Trustees shall establish four additional classes of shares of the Fully Discretionary Fund designated Class A, B, C and Q shares.

    SECTION 1.2 CHANGE IN NAME OF THE FULLY DISCRETIONARY PORTFOLIO. Effective on the Closing Date, the Board of Trustees shall revise the name of the Fully Discretionary Portfolio to replace the phrase "Institutional Portfolio" with the phrase "Fund."

                                   ARTICLE 2.
                       TRANSFER OF ASSETS AND LIABILITIES

    Subject to the terms and conditions set forth herein, on the Closing Date the Trust shall cause the Government Income Portfolios to transfer all of their assets, including all assets received from the Government Income Master Fund, to the Fully Discretionary Fund, and shall cause the Fully Discretionary Fund to assume all of the liabilities of the Government Income Portfolios. In exchange therefor, the Trust shall cause the Fully Discretionary Fund to deliver to each Government Income Portfolio a number of the Fully Discretionary Fund's Class A, B, C or Q shares, as applicable, which is equal to (i) the aggregate net asset value of the corresponding Government Income Portfolio determined at the close of business on the day prior to the Closing Date, divided by (ii) the net asset value per share of the respective A, B, C or Q Class of shares of the Fully Discretionary Fund outstanding as of the Closing Date.

                                   ARTICLE 3.
                     SHARES OF THE FULLY DISCRETIONARY FUND

    SECTION 3.1 LIQUIDATION OF A, B, C AND QUALIFIED PORTFOLIOS. Subject to the terms and conditions set forth herein, on the Closing Date the Trust shall liquidate the Government Income Portfolios and shall distribute pro rata to the shareholders of record of each Government Income Portfolio, determined as of the Closing Date, the Fund Shares received by such Government Income Portfolio pursuant to Article 2.

    SECTION 3.2 ISSUANCE OF SHARE CERTIFICATES. The Trust shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Fully Discretionary Fund in the names of each Government Income Portfolio's shareholders and transferring the Fund Shares credited to the account of the Government Income Portfolio on the books of the Fully Discretionary Fund. As promptly as practicable after the Closing, each holder of any outstanding certificate evidencing shares of a Government Income Portfolio shall be entitled to surrender the same to the Trust's transfer agent and request in exchange therefor a certificate or certificates representing the number of shares of beneficial interest of the Class of the Fully Discretionary Fund into which the shares of beneficial interest theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interests of the Fully Discretionary Fund shall not be issued, but shall be continued to be carried by the Fully Discretionary Fund for the open account of such shareholder. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of a Government Income Portfolio shall be deemed for all purposes to evidence ownership of the number of shares of the Class of shares of beneficial interest of the Fully Discretionary Fund into which the shares of beneficial interest of such Government Income Portfolio have been converted.

    SECTION 3.3 TIME AND DATE OF VALUATION. The number of shares to be issued by the Fully Discretionary Fund to each Government Income Portfolio shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date in accordance with the regular practices of the Trust.

                                   ARTICLE 4.
                            CLOSING AND CLOSING DATE

    SECTION 4.1 CLOSING TIME AND PLACE. The Closing Date shall be the date on which all of the conditions set forth in Article 5 have been fulfilled or otherwise waived by the parties hereto but, in any event, not later than March 31, 1998, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The closing shall be held at 4:30 p.m. (Eastern time) at the offices of the Trust, 600 West Broadway, San Diego, California 92101, or such other time and/or place as the parties may mutually agree.

    SECTION 4.2 DELAY OF VALUATION. If on the Closing Date (a) the primary trading market for portfolio securities of any Government Income Portfolio or the Fully Discretionary Portfolio is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of any Government Income Portfolio or the Fully Discretionary Portfolio and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                   ARTICLE 5.
        CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE REORGANIZATION

    The respective obligations of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

    SECTION 5.1 SHAREHOLDER APPROVAL. On or prior to the Closing Date, the shareholders of each Government Income Portfolio shall have approved the transactions contemplated by this Agreement in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act.

    SECTION 5.2 CREATION OF MULTIPLE CLASSES. The shareholders of the Trust shall have taken such actions as may be required in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act to permit the creation of the Fund Shares, and the Board of Trustees shall have established such shares.

    SECTION 5.3 CLOSING OF MULTI-CLASS REORGANIZATION. The Multi-Class Reorganization shall have been implemented in accordance with its terms.

    SECTION 5.4 DISSOLUTION OF MASTER FUNDS. The Government Income Master Fund and the Fully Discretionary Master Fund shall have dissolved and distributed all of their assets in kind to the Government Income Portfolios and the Fully Discretionary Portfolio, respectively.

    SECTION 5.5 NO INJUNCTIONS OR RESTRAINTS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

    SECTION 5.6 CONSENTS. All consents of the other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Government Income Portfolio or the Fully Discretionary Fund.

    SECTION 5.7 EFFECTIVE REGISTRATION STATEMENTS. The N-14 Registration Statement of the Trust with respect to the reorganization provided for herein and the N-1A Registration Statement of the Trust with respect to the Fund Shares shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

    SECTION 5.8 TAX OPINIONS. The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for Federal income tax purposes:

       (a) No gain or loss will be recognized by any Government Income Portfolio or the Fully Discretionary Portfolio upon the receipt by the Government Income Portfolio and the Fully Discretionary Portfolio of substantially all of the assets of the corresponding Master Fund;

       (b) The transfer of substantially all of the assets and liabilities of each Government Income Portfolio to the Fully Discretionary Fund in exchange for Fund Shares, and the distribution of those Fund Shares to the Portfolio shareholders in liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

       (c) No gain or loss will be recognized by the Fully Discretionary Fund upon the receipt of the assets of a Government Income Portfolio solely in exchange for Fund Shares;

       (d) No gain or loss will be recognized by any Government Income Portfolio upon the transfer of its assets to the Fully Discretionary Fund in exchange for Fund Shares or upon the distribution of Fund Shares to Government Income Portfolio shareholders in exchange for their Government Income Portfolio shares;

       (e) No gain or loss will be recognized by any Government Income Portfolio shareholders upon exchange of their Government Income Portfolio shares for Fund Shares;

       (f) The tax basis of the assets of each Government Income Portfolio acquired by the Fully Discretionary Fund will be the same as the tax basis of such assets to the Government Income Portfolio immediately prior to the Reorganization;

       (g) The tax basis of Fund Shares received by each shareholder of each Government Income Portfolio pursuant to the Reorganization will be the same as the tax basis of the Government Income Portfolio shares held by such shareholder immediately prior to the Reorganization;

       (h) The holding period of the assets of each Government Income Portfolio by the Fully Discretionary Fund will include the period during which those assets were held by the Government Income Portfolio and the Government Income Master Fund; and

       (i) The holding period of the Fund Shares to be received by each Government Income Portfolio shareholder will include the period during which the Government Income Portfolio shares exchanged therefor were held by such shareholder.

    SECTION 5.9 INVESTMENT ADVISORY AGREEMENT. The Trust shall have entered into an Investment Advisory Agreement with the Investment Adviser with respect to the Fully Discretionary Fund on substantially the same terms as the current agreement between the Investment Adviser and the Master Trust.

    SECTION 5.10 COVENANTS, REPRESENTATIONS AND WARRANTIES. Each party shall have performed all of its covenants set forth in Article 7, and its representations and warranties set forth in Article 6 shall be true and correct in all material respects on and as of the Closing Date as if made on such date.

                                   ARTICLE 6.
                         REPRESENTATIONS AND WARRANTIES

    The parties represent and warrant as follows:

    SECTION 6.1 STRUCTURE AND STANDING. The Trust represents and warrants that it is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets.

    SECTION 6.2 POWER. The Trust represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    SECTION 6.3 LITIGATION. The Trust represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, it knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    SECTION 6.4 SEC DOCUMENTS. The Trust represents and warrants, on behalf of the Fully Discretionary Fund, that its N-14 Registration Statement, on its effective date, insofar as it relates to the Fully Discretionary Fund (i) will comply in all material respects with the provisions of the Securities Act of 1933 and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    SECTION 6.5 THE PORTFOLIO ASSETS. The Trust represents and warrants, on behalf of each Government Income Portfolio, that on the Closing Date the assets received by such Government Income Portfolio from the Government Income Master Fund will be delivered to the Fully Discretionary Fund as provided in Article 2 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Government Income Portfolio and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Article 2.

    SECTION 6.6 THE FULLY DISCRETIONARY FUND SHARES. The Trust represents and warrants, on behalf of the Fully Discretionary Fund, that on the Closing Date
(a) the Class I shares of the Fully Discretionary Fund will be the only outstanding shares of the Fully Discretionary Fund, all of which will be duly authorized, validly issued, fully paid and nonassessable; (b) the Fund Shares to be delivered to the Government Income Portfolios as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable;
(c) no shareholder of the Fully Discretionary Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof;
(d) each Government Income Portfolio will acquire its Fund Shares free and clear of all liens pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Fully Discretionary Fund and without any restriction on the transfer thereof; and (e) the Fund Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

                                   ARTICLE 7.
                                   COVENANTS

    SECTION 7.1 COVENANTS RELATING TO THE CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Trust shall operate its business in the ordinary course.

    SECTION 7.2 PREPARATION OF N-14 REGISTRATION STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Trust shall file an N-14 Registration Statement with respect to the reorganization contemplated hereby with the United States Securities and Exchange Commission, and shall use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. As soon as reasonably practicable, the Trust shall also prepare and file any other related filings required under applicable state securities laws.

    SECTION 7.3 AMENDMENT OF N-1A REGISTRATION STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Trust shall amend its N-1A Registration Statement with respect to the Fund Shares contemplated hereby with the United States Securities and Exchange Commission, and shall use its best efforts to provide that the Amendment becomes effective as promptly as practicable. As soon as reasonably practicable, the Trust shall also prepare and file any other related filings required under applicable state securities laws.

    SECTION 7.4 SHAREHOLDERS MEETING. As soon as practicable after the effective date of the N-14 Registration Statement the Trust shall call a special meeting of the shareholders of the Government Income Portfolios for the purpose of considering the reorganization contemplated by this Agreement.

    SECTION 7.5 FEES AND EXPENSES. Whether or not this Agreement is consummated, the Trust shall cause fifty percent (50%) of all costs and expenses incurred in connection with this Agreement and the transactions contemplated to be paid by Nicholas-Applegate Capital Management, and the balance by the Government Income Portfolios pro rata in proportion to their respective net assets at the Closing.

                                   ARTICLE 8.
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 8.1 TERMINATION. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, whether before or after approval by the shareholders of the Government Income Portfolios, if: (a) circumstances develop that, in the opinion of such Board of Trustees, make proceeding with the Plan inadvisable; or (b) any approval of the shareholders of the Trust required for the consummation of the Plan shall not have been obtained; or (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

    SECTION 8.2 EFFECT OF TERMINATION. In the event of any termination pursuant to Section 8.1, there shall be no liability for damage on the part of the Trust or the Board of Trustees.

    SECTION 8.3 AMENDMENT. This Agreement may be amended prior to the Closing Date by the parties at any time before or after approval hereof by the shareholders of the Trust; provided, however, that after such shareholder approval there shall not be any amendment that by law requires further approval by the shareholders without obtaining such further approval.

    SECTION 8.4 WAIVER. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust, if, in their judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Trust.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                           Nicholas-Applegate Mutual Funds on
                                             behalf of each Government Income
                                             Portfolio

Attest:      /s/ E. BLAKE MOORE, JR.       By:           /s/ JOHN WYLIE
         --------------------------------       --------------------------------
               E. Blake Moore, Jr.                         John Wylie
                    SECRETARY                              PRESIDENT

                                           Nicholas-Applegate Mutual Funds on
                                             behalf of the Fully Discretionary
                                             Fund

Attest:      /s/ E. BLAKE MOORE, JR.       By:           /s/ JOHN WYLIE
         --------------------------------       --------------------------------
               E. Blake Moore, Jr.                         John Wylie
                    SECRETARY                              PRESIDENT